UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tané T. Tyler, Esq.

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – December 31, 2010

Item 1.    Reports to Stockholders.

COHEN & STEERS Global Realty Majors ETF

An ALPS Advisors, Inc. Solution

ALPS ETF Trust ANNUAL REPORT

December 31, 2010

Dear Shareholders:

When ALPS launched its ETF Trust in 2008 our goal was to bring innovative solutions to the ETF(1) industry that provide investors with access to a unique market segment or strategy. Our first portfolio – the Cohen & Steers Global Realty Majors ETF – is one of the first ETFs to provide investors with access to a diversified portfolio of global real estate securities. US real estate, while already a mainstream asset class, only covers 1/3 of the global real estate universe. Furthermore, development of REITs in the global market continues to be strong as foreign countries seek to securitize their private real estate holdings. As a result, a real estate fund that is global in scope can provide investors with a wider range of opportunities than a purely domestic fund while preserving the diversification and income benefits of US REITs.

By partnering with Cohen & Steers, we have secured a best in breed real estate manager with a great track record and reputation. Furthermore, the transparency(2), low cost and tax efficiency of the ETF structure provides access to global real estate in a very efficient manner. We believe access to global real estate, the benefits of the ETF structure, and the expertise of Cohen & Steers make for a powerful investment combination that will allow investors to build better portfolios.

In the pages that follow our Fund managers have provided a performance overview. We thank you for your investment and for being a GRI shareholder.

Thomas A. Carter*

President, ALPS ETF Trust

*	Registered representative of ALPS Distributors, Inc. Ordinary brokerage commissions apply.

(1)	Exchange Traded Fund (“ETF”).
(2)	ETFs are considered transparent because their portfolio holdings are disclosed daily.

FUND DESCRIPTION

The Cohen & Steers Global Realty Majors ETF (the “Fund”) seeks investment results that correspond generally to the performance (before the Fund’s fees and expenses) of an equity index called the Cohen & Steers Global Realty Majors Index (the “Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol “GRI.” The Fund will normally invest substantially all of its assets in the 75 stocks that comprise the Cohen & Steers Global Realty Majors Index. The Fund began trading on May 9, 2008.

The Index is a free-float, market-cap-weighted total return index of selected real estate equity securities maintained by Cohen & Steers. It is quoted intraday on a real-time basis by the Chicago Mercantile Exchange under the symbol GRM. The Index’s free-float market capitalization approach and qualitative screening process emphasize companies that the Cohen & Steers Index Committee believes are leading the secu-ritization of real estate globally.

PERFORMANCE OVERVIEW

Global real estate securities posted strong total returns for the 2nd year in a row, outpacing many broad-based domestic and foreign indices. Overall, real estate stocks posted very strong gains for the year as the Cohen & Steers Global Realty Majors Index advanced 20.81%. US real estate securities lead the way rising 30.5%, followed by Asia Paci c (21.2%) and Europe (9.2%).

There were several positive catalysts to overall performance for US real estate stocks in 2010, including a reduction in capitalization rates^, limited supply and accretive acquisitions. Every property sector showed positive gains, lead by the apartment REITs (47.0%). Reduced interest in home buying, short leases and job growth in urban centers helped fuel the rally in these stocks. The hotel sector (42.8%) bene ted from increased demand and tight supply, causing revenue per available room (RevPAR) to increase substantially. Office REITs (18.4%) were some of the worst performers on a relative basis due to lower occupancies and rents in suburban office complexes.

Share prices in the Asia Pacific region rebounded nicely in the 2nd half of the year after an early decline. Despite the yen rising to a 15-year high against the dollar, Japanese real estate stocks rose sharply (26.9%) after the Bank of Japan announced that they would buy J-REITs in an effort to spur consolidation and drive down capital costs. The office sector propelled real estate securities in Hong Kong to a total return of 14.4% and was aided by improving economic conditions and continued expectations of low interest rates. Australia was the worst performing region in the sector rising only 11.6%. The central bank’s decision to raise rates amid a strong Australia dollar put pressure on borrowing costs and lowered expected GDP growth.

The European real estate market was plagued by volatility in the aftermath of the sovereign debt crisis. Despite these concerns, property markets were still able to show positive price appreciation across the region, rising 9.2%. Sweden (40.8%) led the way, fueled by its sound banking system and strong export-oriented economy. Real estate stocks in France were up 6.9% and were aided substantially by the announcement of a 15% special dividend by its largest property stock, Unibail-Rodamco.

For the year ended December 31, 2010 the Fund’s market price increased 19.20% and the Fund’s net asset value (“NAV”) increased 19.95%. Over the same time period the Fund’s benchmark was up 20.81%.

Annualized	One Year	Since Inception*
Fund Performance
NAV	19.95%	-7.55%
Market Price**	19.20%	-7.41%
Index Performance
Cohen & Steers Global Realty Majors Index	20.81%	-6.68%
FTSE EPRA/NAREIT Developed Real Estate Index	20.40%	-6.01%

Total Expense Ratio (per the current prospectus) 0.55%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsetfs.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

^    Capitalization rate is a rate of return on a real estate investment property based on the expected income that the property will generate.

*    Fund Inception 5/7/08.

**   Market Price is the price at which a share can currently be traded in the market.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose oats are larger than $100 million and which derive more than half of their revenue from property-related activities.

An investor cannot invest directly in an index.

TOP 10 HOLDINGS* as of December 31,2010

Mitsubishi Estate Co., Ltd.	4.09%
Simon Property Group, Inc.	3.83
Unibail-Rodamco	3.69
Sun Hung Kai Properties, Ltd.	3.58
Mitsui Fudosan Co., Ltd.	3.37
West eld Group	3.10
Equity Residential	3.00

Public Storage	2.89%
Vornado Realty Trust	2.76
HCP, Inc.	2.73
Percent of Net Assets in Top Ten Holdings:	33.04%
* Future holdings are subject to change.

GEOGRAPHIC BREAKDOWN**

United States	41.94%
Hong Kong	15.05
Japan	12.26
Australia	9.58
United Kingdom	6.21
France	5.51
Singapore	4.68

Netherlands	1.97
Canada	0.77%
Brazil	0.62
Switzerland	0.57
Sweden	0.48
Belgium	0.36

** % of Total Investments

GROWTH OF $10K as of December 31,2010

Comparison of Change in Value of $10,000 Investment in Cohen & Steers Global Realty Majors ETF and Cohen & Steers Global Realty Majors Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at July 1, 2010, and held through the period ended December 31, 2010.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expense Ratio	Expenses Paid During the Period(a) 7/01/10-12/31/10
Actual	$1,000.00	$1,250.70	0.55%	$ 3.12
Hypothetical	$1,000.00	$1,022.43	0.55%	$ 2.80

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Cohen & Steers Global Realty Majors ETF, one of the funds constituting the ALPS ETF Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period May 7, 2008 (inception) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cohen & Steers Global Realty Majors ETF of the ALPS ETF Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the period from May 7, 2008 (inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 28, 2011

Security Description	Shares	Value

COMMON STOCKS (99.54%)
Australia (9.54%)
CFS Retail Property Trust	198,719	$358,507
Dexus Property Group	407,880	332,387
GPT Group	148,570	447,738
Mirvac Group	296,389	372,172
Stockland Trust Group	207,143	764,395
Westfield Group	134,583	1,321,602
Westfield Retail Trust*	178,847	471,151

		4,067,952

Belgium (0.36%)
Confinimmo	1,169	152,766

Brazil (0.59%)
BR Malls Participacoes SA	24,400	251,349

Canada (0.77%)
Boardwalk Real Estate Investment Trust	2,214	91,911
RioCan Real Estate Investment Trust	10,638	235,532

		327,443

France (5.49%)
Fonciere des Regions	2,789	270,891
ICADE	1,965	201,270
Klepierre	8,145	294,972
Unibail-Rodamco	7,914	1,571,321

		2,338,454

Hong Kong (14.99%)
China Overseas Land & Investment, Ltd.	332,000	614,146
China Resources Land, Ltd.	172,500	315,103
Hang Lung Properties, Ltd.	181,000	846,366
Henderson Land Development Co., Ltd.	84,000	572,704
Hongkong Land Holdings, Ltd.	97,000	700,340
Kerry Properties, Ltd.	57,500	299,570
The Link Real Estate Investment Trust	193,000	599,583
Sun Hung Kai Properties, Ltd.	92,000	1,527,879
The Wharf Holdings, Ltd.	119,000	915,426

		6,391,117

Security Description	Shares	Value

Japan (12.19%)
Japan Real Estate Investment Corp.	43	$446,409
Japan Retail Fund Investment Corp.	133	255,325
Mitsubishi Estate Co., Ltd.	94,000	1,745,441
Mitsui Fudosan Co., Ltd.	72,000	1,437,248
Nippon Building Fund, Inc.	44	451,908
Sumitomo Realty & Development Co., Ltd.	36,000	860,662

		5,196,993

Netherlands (1.96%)
Corio N.V.	7,904	509,133
Eurocommercial Properties N.V.	3,090	142,788
Wereldhave N.V.	1,859	182,207

		834,128

Singapore (4.66%)
Ascendas Real Estate Investment Trust	132,066	213,400
CapitaLand, Ltd.	288,000	834,066
CapitaMall Trust	203,347	309,533
CapitaMalls Asia, Ltd.	71,725	108,619
City Developments, Ltd.	53,000	519,636

		1,985,254

Sweden (0.47%)
Castellum AB	14,854	202,278

Switzerland (0.57%)
PSP Swiss Property AG*	3,031	243,885

United Kingdom (6.18%)
British Land Co., Plc	76,411	627,475
Capital Shopping Centres Group Plc	44,886	293,472
Derwent London Plc	7,030	171,812
Great Portland Estates Plc	26,966	152,327
Hammerson Plc	61,427	401,235
Land Securities Group Plc	66,381	700,484
Segro Plc	64,323	288,426

		2,635,231

United States (41.77%)
Alexandria Real Estate Equities, Inc.	4,731	346,593
AMB Property Corp.	14,616	463,473

Security Description	Shares	Value
United States (continued)
Apartment Investment and
Management Co., Class A	10,148	$262,224
AvalonBay Communities, Inc.	7,404	833,320
Boston Properties, Inc.	12,117	1,043,274
BRE Properties, Inc.	5,533	240,686
Brookfield Properties Corp.	21,312	373,599
Camden Property Trust	5,812	313,732
Digital Realty Trust, Inc.	7,576	390,467
Douglas Emmett, Inc.	10,621	176,309
Duke Realty Corp.	21,807	271,715
Equity Residential	24,649	1,280,516
Essex Property Trust, Inc.	2,632	300,627
Federal Realty Investment Trust	5,334	415,679
HCP, Inc.	31,655	1,164,587
Health Care REIT, Inc.	12,392	590,355
Host Hotels & Resorts, Inc.	57,238	1,022,843
Kimco Realty Corp.	35,261	636,108
Liberty Property Trust	9,871	315,082
The Macerich Co.	11,302	535,376
ProLogis	48,389	698,737
Public Storage	12,131	1,230,326
Regency Centers Corp.	7,102	299,989
Simon Property Group, Inc.	16,410	1,632,631
SL Green Realty Corp.	6,793	458,595
UDR, Inc.	15,572	366,253
Ventas, Inc.	13,652	716,457
Vornado Realty Trust	14,108	1,175,620
Weingarten Realty Investors	10,437	247,983

		17,803,156

TOTAL COMMON STOCKS
(Cost $36,972,739)		42,430,006

TOTAL INVESTMENTS (99.54%)
(Cost $36,972,739)		42,430,006

NET OTHER ASSETS AND LIABILITIES (0.46%)		196,329

NET ASSETS (100.00%)		$42,626,335

*	Non-income producing security.

Common Abbreviations:
AB -	Aktiebolag is the Swedish equivalent of the term corporation.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd.-	Limited.
N.V.-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
Plc -	Public Limited Co.
REIT -	Real Estate Investment Trust.
SA -	Generally designated corporations in various countries, mostly those employing the civil law.

ASSETS:
Investments, at value	$42,430,006
Cash	46,781
Foreign currency, at value (Cost $8,512)	8,730
Receivable for shares sold	1,776,097
Foreign tax reclaims	5,616
Interest and dividends receivable	134,353
Total Assets	44,401,583
LIABILITIES:
Payable for investments purchased	1,757,037
Payable to advisor	18,211
Total Liabilities	1,775,248
NET ASSETS	$42,626,335

NET ASSETS CONSIST OF:
Paid-in capital	$40,593,558
Overdistributed net investment income	(1,044,296)
Accumulated net realized loss on investments and foreign currency transactions	(2,381,704)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,458,777
NET ASSETS	$42,626,335

INVESTMENTS, AT COST	$36,972,739

PRICING OF SHARES
Net Assets	$42,626,335
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,200,000
Net Asset Value, offering and redemption price per share	$35.52

INVESTMENT INCOME:
Dividends(a)	$1,244,995
Total Investment Income	1,244,995

EXPENSES:
Investment advisory fee	140,275
Total Net Expenses	140,275
NET INVESTMENT INCOME	1,104,720
Net realized loss on investments	(962,358)
Net realized gain on foreign currency transactions	729
Net change in unrealized appreciation on investments	5,068,972
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	1,768
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS	4,109,111
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$5,213,831

(a)	Net of foreign withholding tax of $33,498.

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
OPERATIONS:
Net investment income	$1,104,720	$212,230
Net realized loss on investments and foreign currency transactions	(961,629)	(1,175,772)
Net change in unrealized appreciation on investments and foreign currency	5,070,740	2,832,094
Net increase in net assets resulting from operations	5,213,831	1,868,552

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,865,795)	(504,174)
Total distributions	(1,865,795)	(504,174)

SHARE TRANSACTIONS:
Proceeds from sale of shares	26,743,914	6,176,164
Cost of shares redeemed	(68,866)	–
Net increase from share transactions	26,675,048	6,176,164
Net increase in net assets	30,023,084	7,540,542

NET ASSETS:
Beginning of year	12,603,251	5,062,709
End of year*	$42,626,335	$12,603,251

*Including overdistributed net investment income of:	$(1,044,296)	$(294,951)

Other Information:
SHARE TRANSACTIONS:
Beginning shares	402,000	202,000
Shares sold	800,000	200,000
Shares redeemed	(2,000)	–
Shares outstanding, end of year	1,200,000	402,000

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period May 7, 2008 (Inception) through December 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$31.35	$25.06	$50.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income	1.43 (a)	0.98	0.47
Net realized and unrealized gain/(loss) on investments	4.68	7.00	(24.92)
Total from Investment Operations	6.11	7.98	(24.45)
LESS DISTRIBUTIONS:
From net investment income	(1.94)	(1.69)	(0.49)
Total Distributions	(1.94)	(1.69)	(0.49)
NET INCREASE/ (DECREASE) IN NET ASSET VALUE	4.17	6.29	(24.94)
NET ASSET VALUE, END OF YEAR	$35.52	$31.35	$25.06

TOTAL RETURN(b)	19.91%	32.51%	(48.90)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$42,626	$12,603	$5,063

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	4.33%	3.24%	3.49	%(c)
Operating expenses including reimbursement/waiver	0.55%	0.55%	0.55	%(c)
Operating expenses excluding reimbursement/waiver	0.55%	0.55%	0.55	%(c)
PORTFOLIO TURNOVER RATE(d)	14%	18%	18%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2010, the Trust consists of ten separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Cohen & Steers Global Realty Majors ETF (the “Fund”), which commenced operations on May 7, 2008. The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Cohen & Steers Global Realty Majors Index.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Foreign Currency Translation and Foreign Investments

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Amounts related to the purchases and sales of securities and investment income are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax differences resulting primarily from differing treatment of foreign currency were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$11,730	$(9,863)	$(1,867)

Net investment income/(loss) and net realized gain/(loss), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

At December 31, 2010, the Fund had available for tax purposes unused capital loss carryforwards as follows:

Year of Expiration
2016	2017	2018	Total
$176,692	$809,982	$187,843	$1,174,517

The Fund intends to defer to its fiscal year ending December 31, 2011 approximately $2,183 of capital and $74,812 of foreign currency and passive foreign investment company losses recognized during the period from November 1, 2010 to December 31, 2010.

E. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Distributions paid from:
Ordinary income	$ 1,865,795	$ 504,174
Total	$ 1,865,795	$ 504,174

As of December 31, 2010, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$ 351,629
Accumulated net realized loss on investments and foreign currency transactions	(1,176,700)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,932,660
Other Cumulative Effect of Timing Differences	(74,812)
Total	$ 2,032,777

The differences between book-basis and tax-basis are primarily due to the deferral of post-October losses and the differing treatment of certain other investments.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund will le income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2008 through December 31, 2010, the Fund’s returns are still open to examination by the appropriate taxing authority.

G. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	unadjusted quoted prices in active markets for identical investments

Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Common Stocks	$42,430,006	$–	$–	$42,430,006
TOTAL	$42,430,006	$–	$–	$42,430,006

   * For a detailed geographical breakdown, see the accompanying Schedule of Investments.

For the year ended December 31, 2010, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND
OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fees of the Sub-Adviser, the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

Mellon Capital Management Corporation acts as the Fund’s sub-adviser (the “Sub-Adviser”) pursuant to a sub-advisory agreement with the Investment Adviser (the “Sub-Advisory Agreement”). According to this agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis, an annual rate of 0.10% of the Fund’s average daily net assets. The Investment Adviser will pay the Sub-Adviser a minimum of $125,000 per year.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500, $1,500 for each regularly scheduled Board meeting attended and $750 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Purchases	Sales
$3,582,526	$4,592,522

For the year ended December 31, 2010, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$26,337,883	$0

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

As of December 31, 2010, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross Appreciation (excess of value over tax cost)	$3,763,847
Gross Depreciation (excess of tax cost over value)	(832,697)
Gross Appreciation of foreign currency and other derivatives	1,510

Net unrealized appreciation	$2,932,660
Cost of investment for income tax purposes	$39,498,856

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsetfs.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsetfs.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-732-0330.

TAX INFORMATION

Tax Designations

The Fund designates the following amounts for the fiscal year ended December 31, 2010:

Qualified Dividend Income	5.92%
Corporate Dividends Received Deduction	0.00%

INDEPENDENT TRUSTEES

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Com- plex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 70	Trustee	Since March 2008	Ms. Anstine was President/ Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Up- lift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	24	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (11 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, age 34	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative ser- vices company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Man- agement Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	24	Mr. Deems is a Trustee of Financial Investors Trust (11 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.

INDEPENDENT TRUSTEES Continued

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Com- plex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, age 58	Trustee	Since March 2008

President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Associa- tion (an entity that operates, maintains and develops Winter Park Resort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not-for-profit organization), 2004 – present.

				10	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

INTERESTED TRUSTEE***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Com- plex Overseen by Trustees****	Other Directorships Held by Trustees
Thomas A. Carter, age 44	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, FDI and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Account- ing from the University of Colorado at Boulder.

				15	Mr. Carter is a Trustee of Financial Inves- tors Variable Insurance Trust (5 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr.Carter is an interested person of the Trust because of his affiliation with ALPS.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

OFFICERS

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 34	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. From 2001 until joining Wasatch in 2005, she was a Compliance Officer for U.S. Bancorp Fund Services, LLC. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc. and Liberty All-Star Equity Fund.

Kimberly R. Storms, age 38	Treasurer	Since March 2008

Ms. Storms is Director of Fund Administration and Senior Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund and Financial Investors Trust; and Assistant Secretary of Ameristock Mutual Fund, Inc.

William Parmentier, age 58	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Tané T. Tyler, age 45	Secretary	Since December 2008

Ms. Tyler is Senior Vice President, General Counsel and Secretary of ALPS. Ms. Tyler joined ALPS in 2004. She served as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund from December 2006-2008; Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

OFFICERS Continued

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Monette R. Nickels, age 39	Tax Officer	Since December 2009

Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of Financial Investors Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Financial Investors Variable Insurance Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

Investment Advisory Agreement

At an in-person meeting held on September 13, 2010, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the renewal of the Advisory Agreement between the Trust and the Investment Adviser with respect to the Funds. The Independent Trustees also met separately with their independent legal counsel to consider the renewal of the Advisory Agreement.

In evaluating the Advisory Agreement, the Board considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Investment Adviser with respect to the Fund under the Advisory Agreement, (ii) costs to the Investment Adviser of its services; and (iii) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the Advisory Agreement reflects these economies of scale.

In evaluating the nature, extent and quality of the Investment Adviser’s services, the Trustees reviewed information concerning the functions performed by the Investment Adviser for the Funds, information describing the Investment Adviser’s organization and the background and experience of the persons responsible for the day-today management of the Funds. The Trustees reviewed financial information regarding the Investment Adviser and its parent company. The Trustees reviewed information on the performance of the Fund and the performance of its benchmark index. The Committee also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. The Trustees noted that the Investment Adviser had delegated to the Sub-Adviser responsibility for the investment of the Fund’s assets. The Trustees considered the Investment Adviser’s responsibility to oversee the Sub-Adviser. Based on its review, the Trustees found that the nature and extent of services provided to the Fund under the Advisory Agreement was appropriate and that the quality was satisfactory.

The Trustees noted that the advisory fee was a unitary fee pursuant to which the Investment Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Trustees noted that the advisory fees were generally within the range of the ETF peer funds. The Trustees concluded that the advisory fee for the Fund was reasonable under the circumstances and in light of the quality of services provided.

The Trustees noted the small size of the Fund and concluded that the Investment Adviser was not experiencing any economies of scale. The Trustees considered other benefits available to the Investment Adviser because of its relationship with the Fund and concluded that the advisory fee was reasonable taking into account any such benefits.

Sub-Advisory Agreement

At the same in person meeting, the Board also evaluated the proposal to approve the renewal of the Sub-Advisory Agreement among the Investment Adviser, the Trust and the Sub-Adviser with respect to the Fund. In deciding whether to approve the renewal of the Sub-Advisory Agreement, the Board considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Sub-Adviser with respect to the Fund under the Sub-Advisory Agreement, (ii) the fees charged by the Sub-Adviser and any additional benefits received by the Sub-Adviser due to its relationship with the Investment Adviser and the Trust; and (iii) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Sub-Advisory Agreement reflect these economies of scale.

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Trustees considered the qualifications, experience, reputation and skills of the Sub-Adviser’s portfolio management and other key personnel. The Trustees concluded that the Sub-Adviser had personnel qualified to provide the services under the Sub-Advisory Agreement. In evaluating the Sub-Adviser’s performance, the Trustees focused primarily on the Sub-Adviser’s success in tracking the Fund’s underlying Index. The Trustees concluded that the Sub-Adviser’s performance was satisfactory in this regard.

The Trustees considered the sub-advisory fees paid to the Sub-Adviser and considered they were negotiated at arm’s length between the Investment Adviser and the Sub-Adviser and that the Investment Adviser compensates the Sub-Adviser from its fees. On the basis of the information provided, the Trustees concluded that the sub-advisory fee was reasonable.

The Trustees considered the Sub-Adviser’s profitability and noted that the Investment Adviser compensates the Sub-Adviser from its own advisory fees and the Investment Adviser negotiated the Sub-Advisory Agreement with the Sub-Adviser at arm’s length. The Trustees also noted the Sub-Adviser’s statement that it does not perform a profitability analysis specific to the Fund.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Trustees determined that the terms of the Advisory Agreement and the Sub-Advisory Agreement, respectively, continue to be fair and reasonable and that the continuation of each Agreement is in the best interests of the Fund.

]

ALPS EQUAL Sector Weight ETF

An ALPS Advisors Solution

ALPS ETF Trust ANNUAL REPORT

December 31, 2010

EQL

Dear Shareholders:

When ALPS launched its ETF Trust in 2008 our goal was to bring innovative solutions to the ETF(1) industry that provide investors with access to a unique market segment or strategy. With the launch of EQL in July of 2009 we fulfilled that promise by bringing to market the world’s first ETF that provides access to an Equal Sector Strategy.

Sectors are one of the most important drivers of risk and return. An Equal Sector Strategy can minimize the negative impact that any one sector can have on a portfolio. At the same time by offering meaningful exposure to each sector of the market, it allows investors the ability to participate in market rallies regardless of where they occur. We believe the transparency(2), liquidity(3) and low fees of the ETF structure make EQL a viable alternative for US large-cap investing.

In the pages that follow our Fund managers have provided a performance overview. We thank you for your investment and for being an EQL shareholder .

Thomas A. Carter*

President, ALPS ETF Trust

*	Registered representative of ALPS Distributors, Inc. Ordinary brokerage commissions apply.

(1)	Exchange Traded Fund (“ETF”).
(2)	ETFs are considered transparent because their portfolio holdings are disclosed daily.
(3)	ETFs are considered to have continuous liquidity because they allow for an individual to trade throughout the day.

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the Banc of America Securities – Merrill Lynch Equal Sector Weight Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

The Adviser will seek to match the performance of the Underlying Index. The Underlying Index is an index of indexes comprised in equal proportions of the nine Select Sector SPDR Indexes (“The Underlying Sector Indexes”). In order to track the securities in the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of Select Sector SPDR exchange-traded funds (each, an “Underlying Sector ETF” and collectively the “Underlying Sector ETFs”) that track the Underlying Sector indexes of which the Underlying Index is comprised.

PERFORMANCE OVERVIEW

For the year ended December 31, 2010, the Fund generated a total return of 15.67%, outperforming the Fund’s benchmark as well as the S&P 500 which returned 15.06%. In general, US large-cap equities continued their momentum from 2009. All nine sectors of the S&P 500 had positive returns for the 2nd year in a row for the first time since 1997. In 2010 all of the gains were concentrated in the 2nd half of the year and were lead by the early cycle sectors. The best performing sectors were Industrials (28.2%), Consumer Discretionary (27.5%) and Materials (22.2%). The more defensive Healthcare (3.1%) and Utilities (5.4%) were the worst performing sectors for the year.

Compared to the S&P 500 the Fund benefited from its relative overweight in the Materials and Consumer Discretionary sectors and its underweight in the Technology sector, which was the 4th worst performing sector in 2010 (12.3%). The Fund was negatively impacted by its overweight in Utilities which was the 2nd worst performing sector in the S&P 500. Overall, the Fund’s sector weights relative to the S&P 500 resulted in positive out-performance above the Index in 5 of the 9 sectors.

PERFORMANCE as of December 31, 2010

	1 Month	1 Year	YTD	Since Inception Annualized*
ALPS Equal Sector Weight ETF
NAV (Net Asset Value)	6.60%	15.67%	15.67%	28.54%
Market Price**	6.59%	15.59%	15.59%	28.70%
Banc of America Securities Merrill Lynch Equal Sector Weight Index	6.42%	13.63%	13.63%	26.37%
S&P 500 Total Return Index	6.68%	15.06%	15.06%	27.93%
Total Expense Ratio (per the current Prospectus)	0.55%

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than actual data quoted. Call 1.866.675.2639 or visit www.alpsetfs.com for current month end performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

*	The Fund commenced Investment Operations on July 06, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

S&P 500 Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

An investor cannot invest directly in an index.

The following table shows the sector weights of both the Fund and the S&P 500 as of December 31, 2010:

SECTOR WEIGHTING COMPARISON as of December 31, 2010

	EQL	S&P 500
Energy (XLE)	11.4%	12.0%
Financials (XLF)	11.3	16.1
Materials (XLB)	11.2	3.7
Industrials (XLI)	11.1	10.9
Utilities (XLU)	11.1	3.3
Consumer Staples (XLP)	11.0	10.6
Technology (XLK)	11.0	21.9
Consumer Discretionary (XLY)	11.0	10.6
Healthcare (XLV)	10.9	10.9

Source: S&P 500.

SECTOR ALLOCATION as of December 31, 2010

GROWTH OF $10,000 as of December 31, 2010

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at July 1, 2010 and held through the period ended December 31, 2010.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expense Ratio	Expenses Paid During the Period 7/01/10- 12/31/10(a)
Actual	$1,000.00	$1,240.10	0.34%	$1.92
Hypothetical	$1,000.00	$1,023.49	0.34%	$1.73

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of ALPS Equal Sector Weight ETF, one of the funds constituting the ALPS ETF Trust (the “Fund”), as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from July 7, 2009 (inception) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ALPS Equal Sector Weight ETF of the ALPS ETF Trust as of December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from July 7, 2009 (inception) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 28, 2011

Security Description	Shares	Value

EXCHANGE TRADED FUNDS (99.92%)
Consumer Discretionary (10.99%)
Consumer Discretionary Select Sector SPDR Fund	155,744	$5,826,383

Consumer Staples (10.95%)
Consumer Staples Select Sector SPDR Fund	198,066	5,805,314

Energy (11.37%)
Energy Select Sector SPDR Fund	88,286	6,025,520

Financials (11.28%)
Financial Select Sector SPDR Fund	374,912	5,979,846

Healthcare (10.92%)
Health Care Select Sector SPDR Fund	183,779	5,789,038

Industrials (11.09%)
Industrial Select Sector SPDR Fund	168,385	5,876,637

Materials (11.25%)
Materials Select Sector SPDR Fund	154,935	5,964,998

Technology (11.02%)
Technology Select Sector SPDR Fund	231,999	5,841,735

Utilities (11.05%)
Utilities Select Sector SPDR Fund	186,974	5,859,765

TOTAL EXCHANGE TRADED FUNDS
(Cost $45,643,300)		52,969,236

TOTAL INVESTMENTS (99.92%)
(Cost $45,643,300)		52,969,236

NET OTHER ASSETS AND LIABILITIES (0.08%)		42,454

NET ASSETS (100.00%)		$53,011,690

Common Abbreviations:
SPDR - Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

ASSETS:
Investments, at value	$52,969,236
Cash	57,562

Total Assets	53,026,798

LIABILITIES:
Payable to advisor	15,108

Total Liabilities	15,108

NET ASSETS	$53,011,690

NET ASSETS CONSIST OF:
Paid-in capital	$45,662,450
Undistributed net investment income	5,557
Accumulated net realized gain on investments	17,747
Net unrealized appreciation on investments	7,325,936

NET ASSETS	$53,011,690

INVESTMENTS, AT COST	$45,643,300
PRICING OF SHARES
Net Assets	$53,011,690
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,500,000
Net Asset Value, offering and redemption price per share	$35.34

See Notes to Financial Statements.

INVESTMENT INCOME:
Dividends	$879,055
Total Investment Income	879,055
EXPENSES:
Investment advisory fee	131,355
Total expenses before reimbursement	131,355
Expenses reimbursed/waived by: Investment advisor	(10,650)
NET EXPENSES	120,705
NET INVESTMENT INCOME	758,350
Net realized gain on investments	298,723
Net change in unrealized appreciation on investments	5,854,347
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,153,070
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,911,420

See Notes to Financial Statements.

	For the Year Ended December 31, 2010	For the Period July 7, 2009 (Inception) through December 31, 2009

OPERATIONS:
Net investment income	$758,350	$124,209
Net realized gain on investments	298,723	9,220
Net change in unrealized appreciation on investments	5,854,347	1,471,589
Net increase in net assets resulting from operations	6,911,420	1,605,018

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(758,546)	(124,168)
From net realized gains on investments	–	(3,593)
Total distributions	(758,546)	(127,761)

SHARE TRANSACTIONS:
Proceeds from sale of shares	34,389,889	12,530,970
Cost of shares redeemed	(1,539,300)	–
Net increase from share transactions	32,850,589	12,530,970
Net increase in net assets	39,003,463	14,008,227

NET ASSETS:
Beginning of period	14,008,227	–
End of period*	$53,011,690	$14,008,227

* Including undistributed net investment income of:	$5,557	$41

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	450,000	–
Shares sold	1,100,000	450,000
Shares redeemed	(50,000)	–
Shares outstanding, end of period	1,500,000	450,000

See Notes to Financial Statements.

	For the Year Ended December 31, 2010	For the Period July 7, 2009 (Inception) through December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$31.13	$25.04
INCOME FROM OPERATIONS:
Net investment income	0.68 (a)	0.31
Net realized and unrealized gain on investments	4.14	6.10

Total from Investment Operations	4.82	6.41

LESS DISTRIBUTIONS:
From net investment income	(0.61)	(0.31)
From capital gains	–	(0.01)

Total Distributions	(0.61)	(0.32)

NET INCREASE IN NET ASSET VALUE	4.21	6.09

NET ASSET VALUE, END OF PERIOD	$35.34	$31.13

TOTAL RETURN(b)	15.67%	25.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$53,012	$14,008

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.14%	2.60	%(c)
Net investment income excluding reimbursement/waiver	2.11%	2.57	%(c)
Expenses including reimbursement/waiver	0.34%	0.34	%(c)
Expenses excluding reimbursement/waiver	0.37%	0.37	%(c)
PORTFOLIO TURNOVER RATE(d)	7%	4%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2010, the Trust consists of ten separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”), which commenced on July 7, 2009. The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Banc of America Securities Merrill Lynch Equal Sector Weight Index.

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by

NASDAQ. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

C. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax differences resulting primarily from in-kind transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$5,712	$(286,603)	$280,891

Net investment income and net realized gain, as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of the distributions paid was as follows:

	Period Ended December 31, 2010	Period Ended December 31, 2009
Distributions paid from:
Ordinary Income	$ 758,546	$127,761
Total	$ 758,546	$127,761

As of December 31, 2010, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income		$50,692
Net unrealized appreciation on investments		7,298,548
Total		$7,349,240

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

E. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Fund analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund will file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2009, and December 31, 2010, the Fund’s returns are open to examination by the appropriate taxing authority.

F. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	unadjusted quoted prices in active markets for identical investments

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments in Securities at Value*	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Exchange Traded Funds	$52,969,236	$ –	$ –	$52,969,236
TOTAL	$52,969,236	$ –	$ –	$52,969,236

* For detailed descriptions of the sectors, see the accompanying Statement of Investments.

For the year ended December 31, 2010, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND

OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets. ALPS Distributors Inc. (“ADI”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Investment Adviser will reimburse the Fund an amount equal to the distribution fee received by ADI from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as ADI acts as the distributor to the Fund and the Underlying Sector ETFs. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Fund.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, or any of its affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500, $1,500 for each regularly scheduled Board meeting attended and $750 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Purchases	Sales
$ 2,383,180	$ 2,423,587

For the year ended December 31, 2010, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$ 34,396,155	$1,539,295

Gains on in-kind transactions are generally not considered taxable gains for federal income tax purposes.

As of December 31, 2010, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross Appreciation (excess of value over tax cost)	$7,298,548
Net Unrealized Appreciation	$7,298,548
Cost of investments for income tax purposes	$45,670,688

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsetfs.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www. sec .gov; (2) by calling 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsetfs.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-732-0330.

TAX INFORMATION

Tax Designations

The Fund designates the following amounts for the fiscal year ended December 31, 2010:

Qualified Dividend Income	100.00%
Corporate Dividends Received Deduction	100.00%

INDEPENDENT TRUSTEES

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 70	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/ Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	24	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (11 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, age 34	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private in- vestment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr.Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	24	Mr.Deems is a Trustee of Financial Investors Trust (11 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.

INDEPENDENT TRUSTEES Continued

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, age 58	Trustee	Since March 2008

President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Re- sort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not-for-profit organization), 2004 – present.

				10	Mr.Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

INTERESTED TRUSTEE***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustees
Thomas A. Carter, age 44	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, FDI and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				15	Mr.Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services

OFFICERS

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 34	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. From 2001 until joining Wasatch in 2005, she was a Compliance Officer for U.S. Bancorp Fund Services, LLC. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc. and Liberty All-Star Equity Fund.

Kimberly R. Storms, age 38	Treasurer	Since March 2008

Ms. Storms is Director of Fund Administration and Senior Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund and Financial Investors Trust; and Assistant Secre tary of Ameristock Mutual Fund, Inc.

William Parmentier, age 58	Vice President	Since March 2008
Tané T. Tyler, age 45	Secretary	Since December 2008

Ms. Tyler is Senior Vice President, General Counsel and Secretary of ALPS. Ms. Tyler joined ALPS in 2004. She served as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund from December 2006-2008; Secretary, Reaves Utility In-come Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppen heimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, IN- VESCO Funds from September 1991 to December 2003.

OFFICERS Continued

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Monette R. Nickels, age 39	Tax Officer	Since December 2009

Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of Financial Investors Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Financial Investors Variable Insurance Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

CRBQ | CRBA | CRBI | WCAT

CRB-EQ

THOMSON REUTERS | JEFFERIES

THE FIRST NAME
IN COMMODITY EQUITIES

DECEMBER 31, 2010

ANNUAL REPORT

An ALPS Advisors, Inc. Solution

The Jefferies | TR/J CRB Global Commodity Equity Index Fund is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The ETF seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index.

For the year ended December 31, 2010, the ETF’s market price increased 17.01% and its net asset value (“NAV”) increased 16.60%. Over the same time period the ETF’s benchmark was up 17.54%.

TOP 10 HOLDINGS^ (% of Total Investments)
Potash Corp. of Saskatchewan, Inc.	5.80%
Exxon Mobil Corp.	5.59
Monsanto Co.	4.68
Deere & Co.	4.41
Syngenta AG	3.48
Chevron Corp.	2.78
Archer-Daniels-Midland Co.	2.41
BP Plc	2.08
Total SA	1.89
Agrium, Inc.	1.82
Total % of Top 10 Holdings	34.94%
^ Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)
United States	35.7%
Canada	17.7
United Kingdom	10.3
Switzerland	4.2
Russia	2.9
Australia	2.5
South Africa	2.3
Netherlands	2.2
Brazil	2.0
France	1.9
Other	18.3

PERFORMANCE as of 12.31.10

	1 Year	Since Inception*
Jefferies | TR/J CRB Global Commodity Equity Index Fund
NAV	16.60%	19.70%
Market Price**	17.01%	19.49%
Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index	17.54%	20.76%
S&P GSCI Commodity Index	9.02%	12.73%
S&P 500 Index	15.06%	15.83%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on September 18, 2009 with an Inception Date, the first day of trading on the Exchange, of September 21, 2009.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit JAMFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

S&P GSCI Commodity Index: A composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. S&P 500 Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. An investor cannot invest directly in an index. Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index: measures the performance of equity securities of companies engaged in the production and distribution of certain commodities and commodity-related products. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 12.31.10
Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Global Commodity Equity Index Fund.

The Jefferies | TR/J CRB Global Agriculture Equity Index Fund is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a global universe of listed companies engaged in the production and distribution of agricultural commodities and agricultural commodity-related products and services in the following sectors: producers of traits (characteristics attained through genetic modification), chemicals and fertilizers, farm machinery, equipment and irrigation, agricultural products, and livestock and aquaculture. The ETF seeks investment results that replicate, as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB In-The-Ground Global Agriculture Equity Index.

For the year ended December 31, 2010, the ETF’s market price increased 26.87% and its net asset value (“NAV”) increased 25.60%.Over the same time period the ETF’s benchmark was up 26.13%.

TOP 10 HOLDINGS^ (% of Total Investments)
Potash Corp. of Saskatchewan, Inc.	8.64%
Monsanto Co.	6.97
Deere & Co.	6.57
Agrium, Inc.	5.36
Syngenta AG	5.20
The Mosaic Co.	5.11
K+S AG	4.89
Yara International ASA	4.81
Archer-Daniels-Midland Co.	4.75
CF Industries Holdings, Inc.	4.59
Total % of Top 10 Holdings	56.89%
^ Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)
United States	32.4%
Canada	15.5
Singapore	6.2
Switzerland	5.1
Bermuda	4.9
Malaysia	4.8
Germany	4.8
Norway	4.7
Israel	4.4
Australia	3.7
Other	13.5

PERFORMANCE as of 12.31.10

	1 Year	Since Inception*
Jefferies | TR/J CRB Global Agriculture Equity Index Fund
NAV	25.60%	29.56%
Market Price**	26.87%	29.05%
Thomson Reuters/Jefferies CRB In-The-Ground Global Agriculture Equity Index	26.13%	30.55%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on October 26, 2009 with an Inception Date, the first day of trading on the Exchange, of October 27, 2009.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit JAMFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

Thomson Reuters/Jefferies CRB In-The-Ground Global Agriculture Equity Index: measures the performance of equity securities of companies engaged in the production and distribution of agricultural products, including grains, livestock, fertilizers, chemicals, seeds, traits and equipment. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 12.31.10
Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Global Agriculture Equity Index Fund.

The Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a global universe of listed companies engaged in the production and distribution of base/industrial metals and base/industrial metals products, including copper, aluminum, iron ore, steel and others. The ETF seeks investment results that replicate, as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB In-The-Ground Global Industrial Metals Equity Index.

For the year ended December 31, 2010, the ETF’s market price increased 17.15% and its net asset value (“NAV”) increased 16.86%. Over the same time period the ETF’s benchmark was up 17.42%.

TOP 10 HOLDINGS^ (% of Total Investments)
Rio Tinto Plc	7.57%
BHP Billiton Plc	5.99
Anglo American Plc	5.21
Freeport-McMoRan Copper & Gold, Inc.	5.10
ArcelorMittal	4.86
Vale SA, ADR	4.85
Xstrata Plc	4.82
Teck Resources, Ltd., Class B	4.81
POSCO	4.71
MMC Norilsk Nickel, ADR	3.82
Total % of Top 10 Holdings	51.74%
^ Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)
United Kingdom	26.6%
United States	17.5
Japan	10.3
Brazil	9.4
Canada	8.0
Luxembourg	5.7
South Korea	4.7
Russia	4.6
Mexico	3.1
Germany	2.8
Other	7.3

PERFORMANCE as of 12.31.10

	1 Year	Since Inception*
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund
NAV	16.86%	21.66%
Market Price**	17.15%	20.20%
Thomson Reuters/Jefferies CRB In-The-Ground Global Industrial Metals Equity Index	17.42%	22.72%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on October 26, 2009 with an Inception Date, the first day of trading on the Exchange, of October 27, 2009.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit JAMFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

Thomson Reuters/Jefferies CRB In-The-Ground Global Industrial Metals Equity Index: measures the performance of equity securities of companies engaged in the production and distribution of base/industrial metals and related products and services including copper, aluminum, iron ore, steel, uranium and others. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 12.31.10
Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund.

The Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF is an Exchange Traded Fund (“ETF”), which provides exposure to the equity securities of a universe of listed U.S. and Canadian small capitalization companies engaged in the exploration and production (i.e., extraction) of oil and natural gas. The ETF seeks investment results that replicate, as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies CRB Wildcatters Energy Exploration & Production Equity Index.

Since inception (1/20/2010) the ETF’s market price increased 23.70% and its net asset value (“NAV”) increased 22.72%.Over the same time period the ETF’s benchmark was up 23.52%.

TOP 10 HOLDINGS^ (% of Total Investments)
Brigham Exploration Co.	5.50%
SandRidge Energy, Inc.	4.56
Progress Energy Resources Corp.	3.70
Daylight Energy, Ltd.	3.68
Rosetta Resources, Inc.	3.43
Berry Petroleum Co., Class A	3.41
Gran Tierra Energy, Inc.	3.31
Bill Barrett Corp.	3.30
Energy XXI (Bermuda), Ltd.	3.28
Bankers Petroleum, Ltd.	3.23
Total % of Top 10 Holdings	37.40%
^ Future holdings are subject to change

COUNTRY ALLOCATION (% of Total Investments)
United States	64.9%
Canada	35.1

PERFORMANCE as of 12.31.10

	6 Months	Since Inception*
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
NAV	38.49%	22.72%
Market Price**	39.22%	23.70%
Thomson Reuters/Jefferies CRB Wildcatters Energy Exploration & Production Equity Index	38.69%	23.52%

Total Expense Ratio (per the current prospectus) 0.65%

*	The Fund commenced Investment Operations on January 19, 2010 with an Inception Date, the first day of trading on the Exchange, of January 20, 2010.
**	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit JAMFUNDS.COM.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

Thomson Reuters/Jefferies CRB Wildcatters Energy Exploration & Production Equity Index: measures the performance of equity securities of companies engaged in the exploration and production of oil and natural gas. Index return does not represent fund return. An investor can not invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT as of 12.31.10
Comparison of Change in Value of a hypothetical $10,000 investment in the Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF.

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at July 1, 2010 and held through the period ended December 31, 2010.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 7/01/10	Ending Account Value 12/31/10	Expense Ratio	Expenses Paid During the Period(a) 7/01/10 - 12/31/10
Jefferies TR/J CRB Global Commodity Equity Index Fund
Actual	$ 1,000.00	$ 1,406.40	0.65%	$ 3.94
Hypothetical	$ 1,000.00	$ 1,021.93	0.65%	$ 3.31
Jefferies TR/J CRB Global Agriculture Equity Index Fund
Actual	$ 1,000.00	$ 1,549.60	0.65%	$ 4.18
Hypothetical	$ 1,000.00	$ 1,021.93	0.65%	$ 3.31
Jefferies TR/J CRB Global Industrial Metals
Equity Index Fund
Actual	$ 1,000.00	$ 1,476.20	0.65%	$ 4.06
Hypothetical	$ 1,000.00	$ 1,021.93	0.65%	$ 3.31
Jefferies TR/J CRB Wildcatters Exploration & Production Equity ETF
Actual	$ 1,000.00	$ 1,384.90	0.65%	$ 3.91
Hypothetical	$ 1,000.00	$ 1,021.93	0.65%	$ 3.31

(a)

The example in the table above is equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Jefferies TR/J CRB Global Commodity Equity Index Fund, Jefferies TR/J CRB Global Agriculture Equity Index Fund, and Jefferies TR/J CRB Global Industrial Metals Equity Index Fund of the ALPS ETF Trust (the “Trust”) as of December 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period September 21, 2009 (inception) to December 31, 2009 for the Jefferies TR/J CRB Global Commodity Equity Index Fund, and for the year then ended and for the period October 27, 2009 (inception) to December 31, 2009 for the Jefferies TR/J CRB Global Agriculture Equity Index Fund and Jefferies TR/J CRB Global Industrial Metals Equity Index Fund. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jefferies TR/J CRB Wildcatters Exploration & Production Equity ETF of the Trust as of December 31, 2010, and the related statements of operations and changes in net assets, and the financial highlights for the period January 20, 2010 (inception) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jefferies TR/J CRB Global Commodity Equity Index Fund, Jefferies TR/J CRB Global Agriculture Equity Index Fund, Jefferies TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies TR/J CRB Wildcatters Exploration & Production Equity Index ETF of the ALPS ETF Trust as of December 31, 2010, the results of their operations, the changes in their net assets, and the financial highlights for each of the respective periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 28, 2011

Security Description	Shares	Value

COMMON STOCKS (99.98%)
Australia (2.52%)
Fortescue Metals Group, Ltd.*	21,972	$147,296
Incitec Pivot, Ltd.	226,604	919,831
Newcrest Mining, Ltd.	28,014	1,161,265
Nufarm, Ltd.*	24,898	131,181
Woodside Petroleum, Ltd.	9,983	435,520

		2,795,093

Bermuda (1.31%)
Bunge, Ltd.	20,200	1,323,504
Sinofert Holdings, Ltd.*	246,000	127,214

		1,450,718

Brazil (1.96%)
Companhia Siderurgica Nacional SA, ADR	14,048	234,180
Gerdau SA, ADR	11,638	162,816
Petroleo Brasileiro SA, ADR	25,544	966,585
Vale SA, ADR	23,422	809,698

		2,173,279

Canada (17.69%)
Agnico-Eagle Mines, Ltd.	6,146	473,792
Agrium, Inc.	21,916	2,018,129
Barrick Gold Corp.	36,464	1,949,346
Cameco Corp.	6,903	279,969
Canadian Natural Resources, Ltd.	18,309	817,193
Eldorado Gold Corp.	20,051	373,314
EnCana Corp.	12,373	362,231
Goldcorp, Inc.	26,956	1,244,645
IAMGOLD Corp.	13,647	243,782
Inmet Mining Corp.	2,054	159,706
Ivanhoe Mines, Ltd.*	9,724	225,081
Kinross Gold Corp.	41,415	788,163
New Gold, Inc. *	14,349	139,786
Osisko Mining Corp.*	11,016	160,975
Pan American Silver Corp.	3,926	161,718
Potash Corp. of Saskatchewan, Inc.	41,417	6,437,735
SEMAFO, Inc.*	9,949	107,635
Silver Wheaton Corp.*	12,680	497,425
Suncor Energy, Inc.	26,303	1,013,313
Talisman Energy, Inc.	17,162	382,050
Teck Resources, Ltd., Class B	8,347	519,057
TransCanada Corp.	11,709	447,668
Viterra, Inc.*	51,700	482,842
Yamana Gold, Inc.	27,132	348,690

		19,634,245

Cayman Islands (0.25%)
Chaoda Modern Agriculture Holdings, Ltd.	370,000	277,489

Chile (0.32%)
Sociedad Quimica y Minerade Chile SA, ADR	6,030	352,273

Security Description	Shares	Value

China (1.16%)
Angang Steel Co., Ltd., Class H	20,000	$30,616
China BlueChemical, Ltd., Class H	94,000	67,353
China Petroleum & Chemical Corp., Class H	282,000	269,896
China Shenhua Energy Co., Ltd., Class H	57,000	239,038
Jiangxi Copper Co., Ltd., Class H	24,000	78,882
PetroChina Co., Ltd., Class H	356,000	465,285
Zijin Mining Group Co., Ltd., Class H	146,000	135,414

		1,286,484

Denmark (0.55%)
Danisco A/S	6,627	608,436

France (1.89%)
Total SA	39,525	2,102,433

Germany (1.57%)
K+S AG	19,870	1,502,367
ThyssenKrupp AG	5,844	242,923

		1,745,290

Hong Kong (0.80%)
China Agri-Industries Holdings, Ltd.	222,000	251,882
CNOOC, Ltd.	268,000	635,727

		887,609

India (1.23%)
Reliance Industries, Ltd., GDR (a)	27,533	1,308,368
Sterlite Industries India, Ltd., ADR	3,537	58,502

		1,366,870

Israel (1.33%)
Israel Chemicals, Ltd.	62,123	1,067,046
The Israel Corp., Ltd.*	341	414,515

		1,481,561

Italy (0.93%)
Eni SpA	46,960	1,029,407

Japan (1.04%)
INPEX Corp.	36	211,060
JFE Holdings, Inc.	8,000	278,947
Nippon Steel Corp.	94,000	338,426
Sumitomo Metal Industries, Ltd.	61,000	150,422
Sumitomo Metal Mining Co., Ltd.	10,000	174,958

		1,153,813

Security Description	Shares	Value

Jersey (0.25%)
Randgold Resources, Ltd.	3,332	$275,183

Luxembourg (0.77%)
ArcelorMittal	15,296	582,368
Evraz Group SA, GDR*(b)	2,121	76,080
Tenaris SA, ADR	3,970	194,451

		852,899

Malaysia (1.22%)
Genting Plantations BHD	31,700	90,469
IOI Corp. BHD	429,100	808,520
PPB Group BHD	81,100	453,960

		1,352,949

Mauritius (0.49%)
Golden Agri-Resources, Ltd.	869,000	542,680

Mexico (0.24%)
Grupo Mexico SAB de CV, Series B	65,900	271,636

Netherlands (2.23%)
CNH Global N ..V.*	3,722	177,688
Nutreco Holding N.V.	4,887	372,324
Schlumberger, Ltd.	23,000	1,920,500

		2,470,512

Norway (1.45%)
Norsk Hydro ASA	16,000	117,292
Yara International ASA	25,604	1,486,684

		1,603,976

Peru (0.35%)
Companhia de Minas
Buenaventura SA, ADR	7,850	384,336

Russia (2.87%)
Gazprom OAO, ADR	49,792	1,257,248
LUKOIL OAO, ADR	7,178	405,557
Mechel Steel Group, ADR	2,508	73,309
MMC Norilsk Nickel, ADR	14,158	335,120
Polyus Gold Co., ADR	4,746	172,042
Rosneft Oil Co., GDR (b)	27,462	196,628
Uralkali, GDR(b)	20,318	746,077

		3,185,981

Singapore (1.69%)
Olam International, Ltd.	229,000	561,305
Wilmar International, Ltd.	299,000	1,314,055

		1,875,360

South Africa (2.33%)
Anglo Platinum, Ltd.*	1,906	199,979
AngloGold Ashanti, Ltd., ADR	13,955	687,005
Gold Fields, Ltd.	26,361	480,541
Harmony Gold Mining Co., Ltd.	13,386	167,938

Security Description	Shares	Value

South Africa (continued)
Impala Platinum Holdings, Ltd.	18,108	$637,636
Sasol, Ltd.	7,962	416,745

		2,589,844

South Korea (0.48%)
POSCO	1,252	537,249

Spain (0.31%)
Repsol YPF SA	12,498	349,586

Switzerland (4.21%)
Noble Corp.	4,300	153,811
Syngenta AG	13,157	3,860,572
Transocean, Ltd.*	5,400	375,354
Weatherford International, Ltd.*	12,500	285,000

		4,674,737

Taiwan (0.61%)
China Steel Corp.	200,960	230,897
Taiwan Fertilizer Co., Ltd.	120,000	448,614

		679,511

United Kingdom (10.24%)
Anglo American Plc	23,153	1,209,103
Antofagasta Plc	6,805	171,747
BG Group Plc	56,967	1,155,908
BHP Billiton Plc	37,272	1,488,634
BP Plc	316,256	2,305,154
Kazakhmys Plc	3,717	93,927
Lonmin Plc*	5,581	171,787
Petropavlosk Plc	5,876	105,245
Rio Tinto Plc	26,773	1,880,614
Royal Dutch Shell Plc, Class A	59,659	1,979,280
Xstrata Plc	34,125	804,356

		11,365,755

United States (35.69%)
AGCO Corp.*	12,946	655,844
Alcoa, Inc.	17,918	275,758
Allegheny Technologies, Inc.	1,730	95,461
Anadarko Petroleum Corp.	8,339	635,098
Apache Corp.	6,135	731,476
Archer-Daniels-Midland Co.	88,889	2,673,781
Baker Hughes, Inc.	7,257	414,883
Cameron International Corp*	4,082	207,080
CF Industries Holdings, Inc.	9,897	1,337,580
Chesapeake Energy Corp.	11,003	285,088
Chevron Corp.	33,861	3,089,816
Cliffs Natural Resources, Inc.	2,377	185,430
Coeur d’Alene Mines Corp. *	3,270	89,336
ConocoPhillips	24,722	1,683,568
Consol Energy, Inc.	3,801	185,261
Corn Products International, Inc.	10,521	483,966
Deere & Co.	58,972	4,897,625
Devon Energy Corp.	7,268	570,611

Security Description	Shares	Value

United States (continued)
Diamond Offshore Drilling, Inc.	1,170	$78,238
EOG Resources, Inc.	4,275	390,778
Exxon Mobil Corp.	84,846	6,203,940
Freeport-McMoRan
Copper & Gold, Inc.	8,260	991,943
Halliburton Co.	15,304	624,862
Hecla Mining Co.*	9,385	105,675
Hess Corp.	4,920	376,577
Intrepid Potash, Inc.*	6,166	229,930
Marathon Oil Corp.	11,945	442,323
Monsanto Co.	74,628	5,197,094
The Mosaic Co.	22,322	1,704,508
National Oilwell Varco, Inc.	7,061	474,852
Newmont Mining Corp.	17,799	1,093,393
Noble Energy, Inc.	2,947	253,678
Nucor Corp.	5,539	242,719
Occidental Petroleum Corp.	13,673	1,341,321
Peabody Energy Corp.	4,537	290,277
Royal Gold, Inc.	1,966	107,403
Southern Copper Corp.	2,982	145,343
Southwestern Energy Co.*	5,835	218,404
United States Steel Corp.	2,520	147,218
Valero Energy Corp.	9,528	220,287
The Williams Co., Inc.	9,840	243,245

		39,621,670

TOTAL COMMON STOCKS (Cost $96,081,534)		110,978,864

RIGHTS (0.01%)
Canada (0.01%)
Ivanhoe Mines, Ltd., Rights,strike price 13.93 CAD, Expires 1/26/11*	9,724	13,114

TOTAL RIGHTS (Cost $0)		13,114

TOTAL INVESTMENTS (99.99%) (Cost $96,081,534)		110,991,978

NET OTHER ASSETS AND LIABILITIES (0.01%)		9,306

NET ASSETS (100.00%)		$111,001,284

*	Non-income producing security.
(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the market value of this security restricted under Rule 144A was $1,308,368, representing 1.18% of the Fund’s net assets.

(b)

These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. At the period end, the aggregate market value of those securities was $1,018,785, representing 0.92% of the Fund’s net assets.

Common Abbreviations:

A/S -	Aktieselskab is the Danish name for a stock-based corporation.
ADR -	American Depositary Receipt.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA -	Allmennaksjeselskap is the Norwegian term for public limited company.
BHD -	Berhad (in Malaysia; equivalent to Public Limited Company).
GDR -	Global Depository Receipt.
Ltd. -	Limited.
N.V. -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OAO -	Otkytoe Aktsionernoe Obshchestvo (open Joint Stock Corporation) is a Russian term for a stock- based corporation. Plc - Public Limited Co.
Plc -	Public Limited Co.
SA -	Generally designated corporations in various countries, mostly those employing the civil law.
SAB de CV - A variable capital company.
SpA -	Società Per Azioni is an Italian shared company.

See Notes to Financial Statements.

Security Description	Shares	Value
COMMON STOCKS (96.98%)
Australia (3.70%)
Incitec Pivot, Ltd.	62,459	$253,533
Nufarm, Ltd.*	6,864	36,165

		289,698

Bermuda (4.81%)
Bunge, Ltd.	5,200	340,704
Sinofert Holdings, Ltd.*	70,000	36,199

		376,903

Canada (15.27%)
Agrium, Inc.	4,421	407,106
Potash Corp. of Saskatchewan, Inc.	4,219	655,789
Viterra, Inc.*	14,252	133,104

		1,195,999

Cayman Islands (0.98%)
Chaoda Modern Agriculture
Holdings, Ltd.	102,000	76,497

Chile (1.24%)
Sociedad Quimica y Minerade Chile SA, ADR	1,663	97,152

China (0.24%)
China BlueChemical, Ltd., Class H	26,000	18,630

Denmark (2.16%)
Danisco A/S	1,839	168,842

Germany (4.74%)
K+S AG	4,909	371,169

Hong Kong (0.88%)
China Agri-Industries
Holdings, Ltd.	61,000	69,211

Israel (4.62%)
Israel Chemicals, Ltd.	13,648	234,423
The Israel Corp., Ltd.*	105	127,636

		362,059

Malaysia (3.19%)
Genting Plantations BHD	5,800	16,553
IOI Corp. BHD	79,100	149,042
PPB Group BHD	15,000	83,963

		249,558

Mauritius (1.91%)
Golden Agri-Resources, Ltd.	239,000	149,253

Security Description	Shares	Value
Netherlands (1.92%)
CNH Global N.V.*	1,006	$48,026
Nutreco Holding N .V.	1,348	102,700

		150,726

Norway (4.66%)
Yara International ASA	6,288	365,110

Russia (2.63%)
Uralkali, GDR(a)	5,601	205,669

Singapore (6.10%)
Olam International, Ltd.	64,000	156,871
Wilmar International, Ltd.	73,000	320,823

		477,694

Switzerland (5.05%)
Syngenta AG	1,347	395,241

Taiwan (0.91%)
Taiwan Fertilizer Co., Ltd.	19,000	71,030

United States (31.97%)
AGCO Corp.*	3,569	180,806
Archer-Daniels-Midland Co.	11,990	360,659
CF Industries Holdings, Inc.	2,579	348,552
Corn Products International, Inc.	2,901	133,446
Deere & Co.	6,007	498,881
Intrepid Potash, Inc.*	1,700	63,393
Monsanto Co.	7,602	529,403
The Mosaic Co.	5,081	387,984

		2,503,124

TOTAL COMMON STOCKS (Cost $6,429,913)		7,593,565

TOTAL INVESTMENTS (96.98%) (Cost $6,429,913)		7,593,565

NET OTHER ASSETS AND LIABILITIES (3.02%)		236,631
NET ASSETS (100.00%)		$7,830,196

*	Non-income producing security.
(a)

This security initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. At the period end, the market value of this security was $205,669, representing 2.63% of the Fund’s net assets.

Common Abbreviations:
A/S-	Aktieselskab is the Danish name for a stock- based corporation.
ADR-	American Depositary Receipt.
AG-	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA-	Allmennaksjeselskap is the Norwegian term for public limited company.
BHD-	Berhad (in Malaysia; equivalent to Public Limited Company).
GDR-	Global Depository Receipt.
Ltd.-	Limited.
N.V.-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
SA-	Generally designated corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

Security Description	Shares	Value

COMMON STOCKS (100.17%)
Australia (1.68%)
Fortescue Metals Group, Ltd.*	12,302	$82,470

Brazil (9.39%)
Companhia Siderurgica Nacional
SA, ADR	7,866	131,126
Gerdau SA, ADR	6,517	91,173
Vale SA, ADR	6,898	238,464

		460,763

Canada (8.01%)
Cameco Corp.	3,864	156,714
Teck Resources, Ltd., Class B	3,801	236,365

		393,079

China (1.18%)
Angang Steel Co., Ltd., Class H	10,000	15,308
Jiangxi Copper Co., Ltd., Class H	13,000	42,728

		58,036

Germany (2.77%)
ThyssenKrupp AG	3,271	135,969

India (0.67%)
Sterlite Industries India, Ltd., ADR	1,981	32,766

Japan (10.32%)
JFE Holdings, Inc.	4,400	153,421
Nippon Steel Corp.	51,000	183,614
Sumitomo Metal Industries, Ltd.	33,000	81,376
Sumitomo Metal Mining Co., Ltd.	5,000	87,479

		505,890

Luxembourg (5.73%)
ArcelorMittal	6,270	238,719
Evraz Group SA, GDR*(a)	1,178	42,255

		280,974

Mexico (3.09%)
Grupo Mexico SAB de CV, Series B	36,800	151,687

Norway (1.35%)
Norsk Hydro ASA	9,000	65,977

Russia (4.59%)
Mechel Steel Group, ADR	1,287	37,619
MMC Norilsk Nickel, ADR	7,927	187,632

		225,251

South Korea (4.72%)
POSCO	539	231,292

Taiwan (2.45%)
China Steel Corp.	104,508	120,077

Security Description	Shares	Value

United Kingdom (26.66%)
Anglo American Plc	4,903	$256,046
Antofagasta Plc	3,810	96,158
BHP Billiton Plc	7,368	294,276
Kazakhmys Plc	2,080	52,561
Rio Tinto Plc	5,292	371,725
Xstrata Plc	10,050	236,887

		1,307,653

United States (17.56%)
Alcoa, Inc.	10,032	154,392
Allegheny Technologies, Inc.	961	53,028
Cliffs Natural Resources, Inc.	1,330	103,753
Freeport-McMoRan
Copper & Gold, Inc.	2,085	250,388
Nucor Corp.	3,101	135,886
Southern Copper Corp.	1,669	81,347
United States Steel Corp.	1,410	82,372

		861,166

TOTAL COMMON STOCKS (Cost $4,010,493)		4,913,050

TOTAL INVESTMENTS (100.17%) (Cost $4,010,493)		4,913,050

NET LIABILITIES LESS OTHER ASSETS (-0.17%)		(8,463)

NET ASSETS (100.00%)		$4,904,587

*	Non-income producing security.
(a)

This security initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. At the period end, the market value of this security was $42,255, representing 0.86% of the Fund’s net assets.

Common Abbreviations:

ADR -	American Depositary Receipt.
AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ASA -	Allmennaksjeselskap is the Norwegian term for public limited company.
GDR -	Global Depository Receipt.
Ltd. -	Limited.
Plc -	Public Limited Co.
SA -	Generally designated corporations in various countries, mostly those employing the civil law.
SAB de CV - A variable capital company.

See Notes to Financial Statements.

Security Description	Shares	Value

COMMON STOCKS (99.79%)
Canada (34.98%)
Advantage Oil & Gas, Ltd.*	41,202	$280,305
Angle Energy, Inc.*	16,031	133,908
Bankers Petroleum, Ltd. *	62,369	477,034
Birchcliff Energy, Ltd. *	31,926	306,520
Celtic Exploration, Ltd.*	17,989	320,802
Chinook Energy, Inc.*	54,639	117,675
Corridor Resources, Inc.*	22,429	134,080
Crew Energy, Inc.*	20,513	394,302
Daylight Energy, Ltd.	52,281	543,514
Delphi Energy Corp. *	27,667	60,421
Fairborne Energy, Ltd.*	24,609	104,514
Galleon Energy, Inc., Class A *	16,633	68,798
Ivanhoe Energy, Inc. *	70,026	191,688
Legacy Oil + Gas, Inc. *	28,440	445,068
Midway Energy, Ltd. *	15,756	70,087
NuVista Energy, Ltd.	22,671	211,047
OPTI Canada, Inc. *	71,990	48,541
Paramount Resources, Ltd., Class A*	8,804	280,693
Progress Energy Resources Corp.	42,823	547,328
Questerre Energy Corp.*	52,168	107,628
TransGlobe Energy Corp.*	17,115	273,695
Twin Butte Energy, Ltd.*	31,001	63,646

		5,181,294

United States (64.81%)
Abraxas Petroleum Corp.*	19,519	89,202
Approach Resources, Inc.*	3,955	91,361
ATP Oil & Gas Corp.*	10,218	171,049
Berry Petroleum Co., Class A	11,518	503,337
Bill Barrett Corp.*	11,857	487,678
BPZ Resources, Inc.*	25,086	119,409
Brigham Exploration Co. *	29,863	813,468
CAMAC Energy, Inc. *	11,141	22,171
Carrizo Oil & Gas, Inc.*	8,922	307,720
Clayton Williams Energy, Inc.*	1,522	127,802
Comstock Resources, Inc.*	12,090	296,930
Contango Oil & Gas Co. *	3,282	190,126
Delta Petroleum Corp.*	48,098	36,554
Energy Partners, Ltd. *	9,220	137,009
Energy XXI (Bermuda), Ltd.*	17,512	484,557
GeoResources, Inc.*	3,281	72,871
Goodrich Petroleum Corp.*	6,239	110,056
Gran Tierra Energy, Inc.*	60,012	488,600
Gulfport Energy Corp. *	7,064	152,936
Harvest Natural Resources, Inc. *	8,646	105,222
Hess Corp.	1	77
Houston American Energy Corp.	4,602	83,250
Hyperdynamics Corp. *	29,062	144,148
Magnum Hunter Resources Corp.*	14,051	101,167
McMoRan Exploration Co.*	27,126	464,940
Northern Oil and Gas, Inc.*	10,773	293,133
Penn Virginia Corp.	11,637	195,734
Petroleum Development Corp.*	5,982	252,500
Petroquest Energy, Inc.*	14,207	106,979

Security Description	Shares	Value

United States (continued)
Quicksilver Resources, Inc.*	30,026	$442,583
Rex Energy Corp.*	8,286	113,104
Rosetta Resources, Inc.*	13,464	506,785
SandRidge Energy, Inc.*	92,012	673,528
Stone Energy Corp.*	12,401	276,418
Swift Energy Co.*	10,638	416,478
Toreador Resources Corp.*	5,874	91,164
Vaalco Energy, Inc.*	14,429	103,312
Vanguard Natural Resources LLC	6,181	183,267
Venoco, Inc.*	5,405	99,722
W&T Offshore, Inc.	8,963	160,169
Warren Resources, Inc.*	18,188	82,210

		9,598,726

TOTAL COMMON STOCKS (Cost $12,691,092)		14,780,020

TOTAL INVESTMENTS (99.79%) (Cost $12,691,092)		14,780,020

NET OTHER ASSETS AND LIABILITIES (0.21%)		30,367

NET ASSETS (100.00%)		$14,810,387

*	Non-income producing security.

Common Abbreviations:

LLC -    Limited Liability Company.

Ltd. -    Limited.

See Notes to Financial Statements.

	Jefferies | TR/J CRB Global Commodity Equity Index Fund	Jefferies | TR/J CRB Global Agriculture Equity Index Fund	Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
ASSETS:
Investments, at value	$110,991,978	$7,593,565	$4,913,050	$14,780,020
Cash	–	48,592	–	20,495
Foreign currency, at value (Cost $7,202, $240, $1,894 and $5,546, respectively)	7,575	259	1,942	5,580
Receivable for investments	12,065	–	–	–
Receivable for shares sold	–	2,610,066	–	2,474,541
Foreign tax reclaims	26,553	1,461	593	–
Interest and dividends receivable	57,724	2,708	2,484	5,723
Total Assets	111,095,895	10,256,651	4,918,069	17,286,359

LIABILITIES:
Payable to advisor	59,031	2,756	2,596	6,562
Payable to custodian	35,311	–	10,886	–
Payable for investments	269	2,423,699	–	2,469,410
Total Liabilities	94,611	2,426,455	13,482	2,475,972
NET ASSETS	$111,001,284	$7,830,196	$4,904,587	$14,810,387

NET ASSETS CONSIST OF:
Paid-in capital	$97,603,944	$6,669,151	$4,167,821	$12,738,079
(Over)/Undistributed net investment income	(27,176)	(58)	1,255	–
Accumulated net realized loss on investments and foreign currency transactions	(1,488,668)	(2,746)	(167,097)	(16,688)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	14,913,184	1,163,849	902,608	2,088,996
NET ASSETS	$111,001,284	$7,830,196	$4,904,587	$14,810,387

INVESTMENTS, AT COST	$96,081,534	$6,429,913	$4,010,493	$12,691,092

PRICING OF SHARES
Net Assets	$111,001,284	$7,830,196	$4,904,587	$14,810,387
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,250,001	150,000	100,000	300,000
Net Asset Value, offering and redemption price per share	$ 49.33	$52.20	$49.05	$49.37

See Notes to Financial Statements.

	Jefferies | TR/J CRB Global Commodity Equity Index Fund	Jefferies | TR/J CRB Global Agriculture Equity Index Fund	Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF(a)
INVESTMENT INCOME:
Dividends(b)	$1,317,325	$62,852	$83,798	$32,611
Total Investment Income	1,317,325	62,852	83,798	32,611

EXPENSES:
Investment advisory fee	493,500	27,743	32,116	37,261
Total Net Expenses	493,500	27,743	32,116	37,261
NET INVESTMENT INCOME/(LOSS)	823,825	35,109	51,682	(4,650)

Net realized gain/(loss) on investments	(422,061)	136,139	(337,596)	330,002
Net realized gain/(loss) on foreign currency transactions	(42,429)	(1,549)	(1,931)	833
Net change in unrealized appreciation on investments	11,819,513	898,923	591,980	2,088,928
Net change in unrealized appreciation on translation of assets and liabilities in foreign currencies	2,613	163	56	68

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	11,357,636	1,033,676	252,509	2,419,831

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,181,461	$1,068,785	$304,191	$2,415,181

(a)	For the period January 20, 2010 (Inception) through December 31, 2010.
(b)	Net of foreign tax withholdings of $98,777, $4,626, $6,191 and $3,316, respectively.

See Notes to Financial Statements.

For Year Ended December 31, 2010		For the Period September 21, 2009 (Inception) through December 31, 2009
OPERATIONS:
Net investment income	$823,825	$ 199,284
Net realized loss on investments and foreign currency transactions	(464,490)	(58,266)
Net change in unrealized appreciation on investments and foreign currency	11,822,126	3,091,058
Net increase in net assets resulting from operations	12,181,461	3,232,076
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(873,185)	(202,000)
Total distributions	(873,185)	(202,000)

SHARE TRANSACTIONS:
Proceeds from sale of shares	51,567,090	69,712,566
Cost of shares redeemed	(22,531,834)	(2,084,890)
Net increase from share transactions	29,035,256	67,627,676
Net increase in net assets	40,343,532	70,657,752
NET ASSETS:
Beginning of period	70,657,752	–
End of period*	$111,001,284	$ 70,657,752

*Including overdistributed net investment income of:	$(27,176)	$ (9,317)
Other Information:
SHARE TRANSACTIONS:
Beginning shares	1,650,000	–
Shares sold	1,150,001	1,700,000
Shares redeemed	(550,000)	(50,000)
Shares outstanding, end of period	2,250,001	1,650,000

See Notes to Financial Statements.

	For Year Ended December 31, 2010	For the Period October 27, 2009 (Inception) through December 31, 2009
OPERATIONS:
Net investment income	$ 35,109	$ 22,578
Net realized gain on investments and foreign currency transactions	134,590	30,997
Net change in unrealized appreciation on investments and foreign currency	899,086	264,763
Net increase in net assets resulting from operations	1,068,785	318,338
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(71,522)	(25,500)
Total distributions	(71,522)	(25,500)

SHARE TRANSACTIONS:
Proceeds from sale of shares	7,283,996	3,930,030
Cost of shares redeemed	(4,673,931)	–
Net increase from share transactions	2,610,065	3,930,030
Net increase in net assets	3,607,328	4,222,868
NET ASSETS:
Beginning of period	4,222,868	–
End of period*	$ 7,830,196	$ 4,222,868

*Including overdistributed net investment income of:	$ (58)	$ (2,653)
Other Information:
SHARE TRANSACTIONS:
Beginning shares	100,000	–
Shares sold	150,000	100,000
Shares redeemed	(100,000)	–
Shares outstanding, end of period	150,000	100,000

See Notes to Financial Statements.

	For Year Ended December 31, 2010	For the Period October 27, 2009 (Inception) through December 31, 2009
OPERATIONS:
Net investment income/(loss)	$51,682	$(264)
Net realized loss on investments and foreign currency transactions	(339,527)	(503)
Net change in unrealized appreciation on investments and foreign currency	592,036	310,572
Net increase in net assets resulting from operations	304,191	309,805

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(50,139)	–
Total distributions	(50,139)	–

SHARE TRANSACTIONS:
Proceeds from sale of shares	8,585,907	3,941,376
Cost of shares redeemed	(8,186,553)	–
Net increase from share transactions	399,354	3,941,376
Net increase in net assets	653,406	4,251,181

NET ASSETS:
Beginning of period	4,251,181	–
End of period*	$4,904,587	$4,251,181

*Including(over)/undistributed net investment income of:	$1,255	$(1,010)

Other Information:
SHARE TRANSACTIONS:
Beginning shares	100,000	–
Shares sold	200,000	100,000
Shares redeemed	(200,000)	–
Shares outstanding, end of period	100,000	100,000

See Notes to Financial Statements.

For the Period January 20, 2010 (Inception) through December 31, 2010
OPERATIONS:
Net investment loss	$(4,650)
Net realized gain on investments and foreign currency transactions	330,835
Net change in unrealized appreciation on investments and foreign currency	2,088,996
Net increase in net assets resulting from operations	2,415,181

SHARE TRANSACTIONS:
Proceeds from sale of shares	$18,794,978
Cost of shares redeemed	(6,399,772)
Net increase from share transactions	12,395,206
Net increase in net assets	14,810,387

NET ASSETS:
Beginning of period	–
End of period*	$14,810,387

*Includingoverdistributed net investment income of:	$–

Other Information:
SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	450,000
Shares redeemed	(150,000)
Shares outstanding, end of period	300,000

See Notes to Financial Statements.

	For the Year Ended December 31, 2010	For the Period September 21, 2009 (Inception) through December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$ 42.82	$ 39.74

INCOME FROM OPERATIONS:
Net investment income	0.46(a)	0.12
Net realized and unrealized gain on investments	6.54	3.08
Total from Investment Operations	7.00	3.20

LESS DISTRIBUTIONS:
From net investment income	(0.49)	(0.12)
Total Distributions	(0.49)	(0.12)
NET INCREASE IN NET ASSET VALUE	6.51	3.08
NET ASSET VALUE, END OF PERIOD	$ 49.33	$ 42.82
TOTAL RETURN (b)	16.60%	8.06%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$ 111,001	$ 70,658

RATIOS TO AVERAGE NET ASSETS:
Net investment income	1.09%	1.53%(c)
Expenses	0.65%	0.65%(c)
PORTFOLIO TURNOVER RATE(d)	18%	7%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

	For the Year Ended December 31, 2010	For the Period October 27, 2009 (Inception) through December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$ 42.23	$ 39.30

INCOME FROM OPERATIONS:
Net investment income	0.35 (a)	0.23
Net realized and unrealized gain on investments	10.34	2.96
Total from Investment Operations	10.69	3.19

LESS DISTRIBUTIONS:
From net investment income	(0.72)	(0.26)
Total Distributions	(0.72)	(0.26)
NET INCREASE IN NET ASSET VALUE	9.97	2.93
NET ASSET VALUE, END OF PERIOD	$ 52.20	$ 42.23

TOTAL RETURN(b)	25.60%	8.10%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$ 7,830	$ 4,223

RATIOS TO AVERAGE NET ASSETS:
Net investment income	0.82%	3.03	%(c)

Expenses	0.65%	0.65	%(c)
PORTFOLIO TURNOVER RATE(d)	16%	9%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

	For the Year Ended December 31, 2010	For the Period October 27, 2009 (Inception) through December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$ 42.51	$ 39.41

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)	0.42 (a)	(0.00)	(b)
Net realized and unrealized gain on investments	6.59	3.10
Total from Investment Operations	7.01	3.10

LESS DISTRIBUTIONS:
From net investment income	(0.47)	–
Total Distributions	(0.47)	–
NET INCREASE IN NET ASSET VALUE	6.54	3.10
NET ASSET VALUE, END OF PERIOD	$ 49.05	$ 42.51
TOTAL RETURN(c)	16.86%	7.87%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$ 4,905	$ 4,251

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss)	1.05%	(0.04)	%(d)
Expenses	0.65%	0.65	%(d)
PORTFOLIO TURNOVER RATE (e)	17%	5%

(a)	Calculated using average shares outstanding.
(b)	Less than $(0.005) per share.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

	For the Period January 20, 2010 (Inception) through December 31, 2010

NET ASSET VALUE, BEGINNING OF PERIOD	$40.23

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.03	)(a)
Net realized and unrealized gain on investments	9.17
Total from Investment Operations	9.14

NET INCREASE IN NET ASSET VALUE	9.14
NET ASSET VALUE, END OF PERIOD	$49.37

TOTAL RETURN(b)	22.72%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$14,810

RATIOS TO AVERAGE NET ASSETS:
Net investment loss	(0.08	)%(c)
Expenses	0.65	%(c)
PORTFOLIO TURNOVER RATE (d)	34%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

1. ORGANIZATION

The ALPS ETF Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2010, the Trust consists of ten separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and the Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF (the “Funds”). The investment objective of the Funds is to seek investment results that correspond generally to the price and yield (before the Funds’ fees and expenses) of the Thomson Reuters/Jefferies CRB In-The-Ground Global Commodity Equity Index, the Thomson Reuters/Jefferies CRB In-The-Ground Global Agriculture Equity Index Thomson Reuters/Jefferies CRB In-The-Ground Global Industrial Metals Equity Index and the Thomson Reuters/Jefferies CRB Wildcatters Energy Exploration & Production Equity Index (the “Underlying Indices”), respectively.

The Funds’ Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Funds issue and redeem Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

A. Portfolio Valuation

The Funds’ NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NAS-DAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

B. Foreign Currency Translation and Foreign Investments

The Funds invest in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. Corporations.

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Amounts related to the purchases and sales of securities and investment income are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax differences resulting primarily from differing treatment of foreign currency and in-kind transactions were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$31,501	$(977,831)	$946,330
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	$39,008	$(168,064)	$129,056
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	$722	$172,187	$(172,909)
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	$4,650	$(347,523)	$342,873

Net investment income/(loss) and net realized gain/(loss), as disclosed on the Statements of Operations, and net assets were not affected by this reclassification.

At December 31, 2010, the Funds had available for tax purposes unused capital loss carryforwards as follows:

Expiring December 31, 2018
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$742,161
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	0
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	110,168
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	0

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

The Funds intend to defer to their fiscal year ending December 31, 2011 the following losses recognized during the period from November 1, 2010 to December 31, 2010:

	Post-October Capital Loses	Post-October Currency Losses
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$5,776	$13,574
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	$0	$58
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	$34,751	$220
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	$0	$0

E. Dividends and Distributions to Shareholders

Dividends from net investment income of the Funds, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

The tax character of the distributions paid was as follows:

	Period Ended December 31, 2010 Distributions paid from: Ordinary Income	Period Ended December 31, 2009 Distributions paid from: Ordinary Income
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$873,185	$202,000
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	$71,522	$25,500
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	$50,139	$0
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF	$0	$0

As of December 31, 2010, the components of distributable earnings on a tax basis for the Funds were as follows:

	Jefferies | TR/J CRB Global Commodity Equity Index Fund	Jefferies | TR/J CRB Global Agriculture Equity Index Fund	Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
Undistributed net investment income	$ 39,019	$ 8,858	$ 1,475	$ 69,194
Accumulated Capital gains/(losses)	(747,937)	2,117	(144,919)	0
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	14,119,563	1,150,128	880,430	2,003,114
Other Cumulative Effect of Timing Differences	(13,305)	(58)	(220)	0
Total	$ 13,397,340	$ 1,161,045	$ 736,766	$ 2,072,308

The differences between book-basis and tax-basis are primarily due to the deferral of post-October losses and the differing treatment of certain other investments.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Funds analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds will file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2009 and December 31, 2010, the Funds’ returns will be open to examination by the appropriate taxing authority.

G. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2; and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. Certain disclosures were effective for the first reporting period (including interim periods) beginning after December 15, 2009.

H. Fair Value Measurements

The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	unadjusted quoted prices in active markets for identical investments
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Jefferies | TR/J CRB Global Commodity Equity Index Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$ 110,978,864	$ 0	$ 0	$ 110,978,864
Rights	13,114	0		13,114
TOTAL	$ 110,991,978	$ 0	$ 0	$ 110,991,978

Jefferies | TR/J CRB Global Agriculture Equity Index Fund
Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$ 7,593,565	$ 0	$ 0	$ 7,593,565
TOTAL	$ 7,593,565	$ 0	$ 0	$ 7,593,565

Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund
Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$ 4,913,050	$ 0	$ 0	$ 4,913,050
TOTAL	$ 4,913,050	$ 0	$ 0	$ 4,913,050

Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$ 14,780,020	$ 0	$ 0	$ 14,780,020
TOTAL	$ 14,780,020	$ 0	$ 0	$ 14,780,020

*	For detailed country descriptions, see the accompanying Schedule of Investments.

For the period ended December 31, 2010, the Funds did not have any significant transfers between Level 1 and Level 2 securities. The Funds did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Funds pay the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Funds’ average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Funds, including the fees of the Sub-Adviser, the licensing fee of the Index provider, and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business. In addition, the Investment Adviser’s unitary management fee is designed to compensate the Investment Adviser for providing services for the Funds.

Arrow Investment Advisors, LLC acts as the Funds’ sub-adviser (the “Sub-Adviser”) pursuant to a sub-advisory agreement with the Investment Adviser (the “Sub-Advisory Agreement”). According to this agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis, an annual rate of 0.05% of the Funds’ average daily net assets. The Investment Adviser will pay the Sub-Adviser a minimum of $40,000 per year per Fund.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Funds.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Funds.

Each Trustee who is not an officer or employee of the Investment Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500, $1,500 for each regularly scheduled Board meeting attended and $750 for each special meeting held outside of regularly scheduled meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$13,538,721	$15,937,917
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	689,348	1,002,847
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	808,819	1,192,427
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF (a)	2,152,705	2,139,510

For the period ended June 30, 2010, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

	Purchases	Sales
Jefferies | TR/J CRB Global Commodity Equity Index Fund	$48,521,134	$17,115,198
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	3,232,032	573,117
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	4,523,935	3,686,255
Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF (a)	14,009,522	1,661,627

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

(a)	For the period January 20, 2010 (Inception) through December 31, 2010.

As of December 31, 2010, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Jefferies | TR/J CRB Global Commodity Equity Index Fund	Jefferies | TR/J CRB Global Agriculture Equity Index Fund	Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF

Gross Appreciation (excess of value over tax cost)	$15,554,853	$1,188,163	$923,460	$2,248,064
Gross Depreciation (excess of tax cost over value)	(1,438,030)	(38,232)	(43,081)	(245,018)
Gross Appreciation of foreign currency and other derivatives	2,740	197	51	68
Net Unrealized Appreciation	$14,119,563	$1,150,128	$880,430	$2,003,114
Cost of investments for income tax purposes	$96,875,155	$6,443,634	$4,032,671	$12,776,974

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsetfs.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsetfs.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-732-0330.

TAX INFORMATION

Tax Designations

The Fund designates the following amounts for the fiscal year ended December 31, 2010:

Jefferies | TR/J CRB Global Commodity Equity Index Fund
Qualified Dividend Income	94.84%
Corporate Dividends Received Deduction	56.72%

Jefferies | TR/J CRB Global Agriculture Equity Index Fund
Qualified Dividend Income	57.68%
Corporate Dividends Received Deduction	23.41%

Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund
Qualified Dividend Income	100.00%
Corporate Dividends Received Deduction	30.00%

Jefferies | TR/J CRB Wildcatters Exploration & Production Equity ETF
Qualified Dividend Income	0.00%
Corporate Dividends Received Deduction	0.00%

INDEPENDENT TRUSTEES***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees

Mary K. Anstine, age 70	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	24	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (11 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).

Jeremy W. Deems, age 34	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	24	Mr. Deems is a Trustee of Financial Investors Trust (11 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.

Rick A. Pederson, age 58	Trustee	Since March 2008

President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not- for-profit organization), 2004 – present.

				10	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

INTERESTED TRUSTEE***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustees****	Other Directorships Held by Trustees
Thomas A. Carter, age 44	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, FDI and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				15	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

OFFICERS

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 34	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. From 2001 until joining Wasatch in 2005, she was a Compliance Officer for U.S. Bancorp Fund Services, LLC. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc. and Liberty All-Star Equity Fund.

Kimberly R. Storms, age 38	Treasurer	Since March 2008

Ms. Storms is Director of Fund Administration and Senior Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund and Financial Investors Trust; and Assistant Secretary of Ameristock Mutual Fund, Inc.

William Parmentier, age 58	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Tané T. Tyler, age 45	Secretary	Since December 2008

Ms. Tyler is Senior Vice President, General Counsel and Secretary of ALPS. Ms. Tyler joined ALPS in 2004. She served as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund from December 2006-2008; Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005– 2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

Monette R. Nickels, age 39	Tax Offcer	Since December 2009

Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of Financial Investors Trust, Liberty All- Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Financial Investors Variable Insurance Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

CRB-EQ

THOMSON REUTERS | JEFFERIES

THE FIRST NAME
IN COMMODITY EQUITIES

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Distributors, Inc., distributor for the ETFs.

JEF000379 08/31/11

AMLP

ANNUAL REPORT

December 31, 2010

Alerian

MLP ETF

An ALPS Advisors, Inc. Solution

Dear Shareholders:

When ALPS launched its ETF Trust in 2008 our goal was to bring innovative solutions to the ETF(1) industry that provide investors with access to a unique market segment or strategy. The launch of AMLP in August of 2010 epitomized that philosophy as we were able to bring to market the world’s first MLP ETF under the ticker symbol AMLP.

Investors have long been attracted to the distribution yields, lower correlation(2) and tax efficiency of the MLP asset class. However, investing in individual MLPs can be complex from a diversification and tax reporting perspective. AMLP provides diversified access to the MLP asset class with 1099 Tax Reporting, IRA and 401-k eligibility, and the transparency(3), liquidity(4) and low cost benefits of the ETF structure. We believe this combination of factors makes AMLP a viable option for many investors that are looking to participate in the MLP sector.

In the pages that follow our Fund managers have provided a performance overview. We thank you for your investment and for being an AMLP shareholder.

Thomas A. Carter*

President, ALPS ETF Trust

* Registered representative of ALPS Distributors, Inc. Ordinary brokerage commissions apply.

(1) Exchange Traded Fund (“ETF”).

(2) A statistical measure of how two securities move in relation to each other.

(3) ETFs are considered transparent because their portfolio holdings are disclosed daily.

(4) ETFs are considered to have continuous liquidity because they allow for an individual to trade throughout the day.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The Fund invests primarily in energy infrastructure companies which may be adversely affected by changes in worldwide energy prices, exploration, production spending, government regulation, changes in exchange rates and depletion of natural resources.

All K-1s are received and processed by the Alerian MLP ETF. The Alerian MLP ETF distributes a single Form 1099 to its shareholders. This notice is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

There are risks involved with investing in ETFs including the loss of money. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

The Fund is taxed as a regular corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes.

The Alerian MLP ETF is a new product with limited operating history.

Fund Description

The Alerian MLP ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Index”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol AMLP. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index. The Fund began trading on August 25, 2010.

The Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Index is comprised of 25 energy infrastructure MLPs that earn a majority of their cash flow from the transportation and storage of energy commodities.

Performance Overview

MLPs continued their 2009 rally into 2010, posting strong gains for the 2nd year in a row and outpacing the returns of many other asset classes. For the calendar year, the Alerian MLP Infrastructure Index (AMZI) rose 34.98%. The Alerian MLP ETF was launched on August 25, 2010 and since inception rose 8.73% vs. 13.49% for its benchmark Index.

The strong performance in the MLP sector was driven by solid underlying fundamentals, including improved refined product demand and consumption, increased infrastructure demands from new natural gas shale plays such as the Eagle Ford and Marcellus, announced organic projects being completed on time and on budget and robust acquisition activity. These factors enabled MLPs in the AMZI Index to raise their distributions on average roughly 6% year-over-year (third quarter 2010 versus third quarter 2009).

After a two year hiatus dating back to May 2008, the MLP initial public offering (“IPO”) market finally reopened in 2010 with the offering of six new MLPs. Between the two natural-gas storage, two coal, one natural gas gathering and one general partner IPOs, the average offering size was roughly $275 million, representing a 21% increase from the average offering size of $226 million in 2007.

Additionally, the MLP asset class raised nearly $11.4 billion in equity via 59 followon offerings, representing a 75% increase versus the $6.5 billion raised in 2009 via 51 follow-on offerings. The average public follow-on offering sizes have dramatically increased as well, largely attributable to the number of MLP growth projects and acquisitions, but also as a testament to the large amount of interest in the asset class, as most offerings have been placed overnight.

Looking forward to 2011, with an overall lower cost of capital, MLPs are expected to benefit from the consolidation of midstream assets, either from exploration and production companies and majors looking to fund their capital programs toward higher growth areas, or from private equity firms wanting to monetize their investments. Additionally, given industry analysts’ expectations of low natural gas prices throughout 2011, drilling focused in liquids-rich gas areas is likely to grow because liquids prices enhance overall drilling economics. This should provide a wide variety of expansion opportunities for some MLPs, both in such regions, but also at regional liquids hubs.

Since inception (8/25/10) the Fund’s market price increased 8.73% and the Fund’s net asset value (“NAV”) increased 8.66%. Over the same time period the Fund’s benchmark was up 13.49%.

Alerian MLP ETF Performance as of December 31, 2010	Since Inception*
NAV	8.66%
Market Price**	8.73%
Alerian MLP Infrastructure Index	13.49%

Total Expense Ratio (per the current prospectus) 0.85%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsetfs.com.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsetfs.com.

*	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the Exchange, of August 25, 2010.

**	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships.

An investor cannot invest directly in an index.

Top 10 Holdings* as of December 31, 2010

Enterprise Products Partners LP	9.53%	NuStar Energy LP	4.81%
Kinder Morgan Energy Partners LP	9.26	ONEOK Partners LP	4.75
Energy Transfer Partners LP	7.14	Buckeye Partners LP	4.73
Magellan Midstream Partners LP	7.08	Mark West Energy Partners LP	4.44
Plains All American Pipeline LP	6.80	Percent of Net Assets in Top Ten Holdings:	65.11%
Enbridge Energy Partners LP	6.57
		* Holdings are subject to change.

Growth of $10k as of December 31, 2010

Comparison of Change in Value of $10,000 Investment in Alerian MLP ETF and Alerian MLP Infrastructure Index.

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at August 25, 2010, and held through the period ended December 31, 2010.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 8/25/10	Ending Account Value 12/31/10	Expense Ratio(a)	Expenses Paid During the Period 8/25/10-12/31/10
Actual(b)	$ 1,000.00	$ 1,086.60	0.85%	$ 3.13
Hypothetical(c)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33

(a)	The Fund’s expense ratios have been annualized based on the Fund’s inception date of August 25, 2010 through December 31,2010.
(b)

The “Actual” example in the table above is equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days the Fund was in existence in the most recent fiscal half year (129), then divided by 365.

(c)

The “Hypothetical” example in the table above is equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Alerian MLP ETF, one of the funds constituting the ALPS ETF Trust (the “Trust”), as of December 31, 2010, and the related statements of operations and changes in net assets, and the financial highlights for the period August 25, 2010 (inception) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alerian MLP ETF of ALPS ETF Trust as of December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 25, 2010 (inception) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 28, 2011

Security Description	Shares	Value

Master Limited Partnerships Shares (102.15%)
Gathering & Processing (22.91%)
Copano Energy LLC	572,919	$19,336,016
DCP Midstream Partners LP	248,920	9,309,608
MarkWest Energy Partners LP	640,074	27,721,605
Regency Energy Partners LP	995,275	27,131,197
Targa Resources Partners LP	564,105	19,157,006
Western Gas Partners LP	335,437	10,163,741
Williams Partners LP	584,339	27,259,414

		140,078,587

Natural Gas Pipelines (33.43%)
Boardwalk Pipeline Partners LP	580,663	18,076,039
Duncan Energy Partners LP	211,536	6,788,190
El Paso Pipeline Partners LP	735,808	24,612,778
Energy Transfer Partners LP	860,141	44,572,507
Enterprise Products Partners LP	1,430,638	59,528,847
ONEOK Partners LP	373,492	29,692,614
Spectra Energy Partners LP	235,974	7,751,746
TC Pipelines LP	257,192	13,373,984

		204,396,705

Other \ Refining (0.51%)
Calumet Specialty Products Partners LP	147,214	3,135,658

Petroleum Transportation (45.30%)
Buckeye Partners LP	442,183	29,551,090
Enbridge Energy Partners LP	657,364	41,006,366
Genesis Energy LP	312,617	8,253,089
Holly Energy Partners LP	122,548	6,238,919
Kinder Morgan Energy Partners LP	823,279	57,843,583
Magellan Midstream Partners LP	783,150	44,247,975
NuStar Energy LP	432,781	30,069,624
Plains All American Pipeline LP	676,551	42,480,637
Sunoco Logistics Partners LP	207,421	17,338,321

		277,029,604

Total Master Limited Partnerships Shares
(Cost $588,978,279)		624,640,554

Value

Total Investments (102.15%)
(Cost $588,978,279)	$624,640,554
Net Liabilities Less Other Assets (-2.15%)	(13,173,976)

Net Assets (100.00%)	$611,466,578

Common Abbreviations:

LLC - Limited Liability Company

LP - Limited Partnerships

See Notes to Financial Statements.

Assets:
Investments, at value	$624,640,554
Receivable for investments sold	982,216
Receivable for shares sold	47,333,559
Deferred tax asset	937,415

Total Assets	673,893,744

Liabilities:
Payable to custodian	903,548
Payable for investments purchased	47,452,738
Deferred tax liability	13,717,270
Payable to advisor	353,610

Total Liabilities	62,427,166

Net Assets	$611,466,578

Net Assets Consist Of:
Paid-in capital	$591,021,258
Undistributed net investment loss, net of income taxes	(525,794)
Accumulated net realized loss on investments, net of income taxes	(973,891)
Net unrealized appreciation on investments,net of income taxes	21,945,005

Net Assets	$611,466,578

Investments, At Cost	$588,978,279

Pricing Of Shares
Net Assets	$611,466,578
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	38,100,000
Net Asset Value, offering and redemption price per share	$16.05

See Notes to Financial Statements.

Investment Income:
Distributions from master limited partnerships	$5,103,415
Less return of capital distributions	(5,103,415)

Total Investment Income	0

Expenses:
Investment advisory fee	854,455

Total Expenses	854,455

Net Investment Loss, before Income Taxes	(854,455)
Deferred tax benefit	328,661

Net Investment Loss	(525,794)

Realized and Unrealized Gain/(Loss):
Net realized loss on investments, before income taxes	(1,582,645)
Deferred tax benefit	608,754

Net realized loss on investments	(973,891)

Net change in unrealized appreciation on investments, before income taxes	35,662,275
Deferred tax expense	(13,717,270)

Net change in unrealized appreciation on investments	21,945,005

Net Realized and Unrealized Gain	20,971,114

Net Increase in Net Assets from Operations	$20,445,320

See Notes to Financial Statements.

For the Period August 25, 2010 (Inception) through December 31, 2010
Operations:
Net investment loss	$(525,794)
Net realized loss on investments	(973,891)
Net change in unrealized appreciation on investments	21,945,005

Net increase in net assets resulting from operations	20,445,320

Distributions To Shareholders:
Tax return of capital	(5,380,298)

Total distributions	(5,380,298)

Share Transactions:
Proceeds from sale of shares	596,401,556

Net increase from share transactions	596,401,556

Net increase in net assets	611,466,578

Net Assets:
Beginning of period	–

End of period*	$611,466,578

*Including undistributed net investment loss, net of income taxes of:	$(525,794)

Other Information:
Share Transactions:
Beginning shares	–
Shares sold	38,100,000

Shares outstanding, end of period	38,100,000

See Notes to Financial Statements.

	For the Period August 25, 2010 (Inception) through December 31, 2010
Net Asset Value, Beginning Of Period	$15.00

Income From Operations:
Net investment loss(a)	(0.03)
Net realized and unrealized gain on investments	1.33
Total from Investment Operations	1.30

Less Distributions:
From tax return of capital	(0.25)
Total Distributions	(0.25)
Net Increase In Net Asset Value	1.05
Net Asset Value, End Of Period	$16.05

Total Return(b)	8.66%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$611,467

Ratios To Average Net Assets:
Ratio of expenses (including deferred tax benefit) to average net assets	0.52	%(c)
Ratio of expenses (excluding deferred tax benefit) to average net assets	0.85	%(c)
Ratio of net investment loss (including deferred tax benefit) to average net assets	(0.52	%)(c)
Ratio of net investment loss (excluding deferred tax benefit) to average net assets	(0.85	%)(c)
Portfolio Turnover Rate(d)	12%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period, and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See Notes to Financial Statements.

1. Organization

The ALPS ETF Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 13, 2007 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2010, the Trust consists of ten separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF (the “Fund”), which commenced investment operations on August 24, 2010 and began trading on the exchange on August 25, 2010. The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance (before the Fund’s fees and expenses) of its underlying index, the Alerian MLP Infrastructure Index (the “Index”).

The Fund’s Shares (“Shares”) are listed on the New York Stock Exchange (“NYSE”) Arca. The Fund issues and redeems Shares at Net Asset Value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

B. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the National Association of Securities Dealer Automated Quotation (“NASDAQ”) exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Shortterm investments that mature in less than 60 days are valued at amortized cost, which approximates market value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

The Fund intends to declare and make quarterly distributions, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the period ended December 31, 2010, the Fund distributed $5,380,298, which was characterized as return of capital from MLP distributions received.

The Fund also expects that a portion of the distributions it receives from MLPs may be treated as a tax deferred return of capital, thus reducing the Fund’s current tax liability. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

E. Federal Income Taxation

The Fund is taxed as a regular C-corporation for federal income tax purposes. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

3. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of December 31, 2010, are as follows:

Deferred tax assets:
Loss carryforwards	$937,415
Less Deferred tax liabilities:
Unrealized gain on investment securities	$(13,717,270)
Net Deferred tax liability	$(12,779,855)

The Fund has elected a November 30 year-end for income tax purposes. The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Net Operating Loss	Amount	Expiration
Year ended November 30, 2010	$482,711	November 30, 2030
For the month ended December 31, 2010	353,591	November 30, 2031
Total for year ended December 31, 2010	$836,302

Capital Loss	Amount	Expiration
Year ended November 30, 2010	$0	–
For the month ended December 31, 2010	62,857	November 30, 2016
Total for year ended December 31, 2010	$62,857

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2015. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment and realized and unrealized gains/(losses) on investments before taxes for the period August 25, 2010 (inception date) to December 31, 2010, as follows:

Application of statutory income tax rate	$11,628,811
State income taxes (net of federal benefit)	1,151,044
Total tax expense	$12,779,855

As of December 31, 2010, the gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross Appreciation	$34,573,293
Gross Depreciation	(448,944)
Net unrealized appreciation	$34,124,349
Cost basis of investments	$590,516,205

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale adjustments.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax period ended November 30, 2010 remains subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states and other local jurisdictions. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

E. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	unadjusted quoted prices in active markets for identical investments
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Master Limited Partnerships	$624,640,554	$0	$0	$624,640,554
TOTAL	$624,640,554	$0	$0	$624,640,554
*	For detailed descriptions of sectors, see the accompanying Schedule of Investments.

For the period ended December 31, 2010, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

4. Investment Advisory Fee and Other Affiliated Transactions

ALPS Advisors, Inc. (the “Investment Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.85% of the Fund’s average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Investment Adviser pays substantially all expenses of the Fund, including the fees of the Sub-Adviser, the cost of transfer agency, custody, fund administration, legal, audit and other services, other than taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation not incurred in the ordinary course of the Fund’s business.

Arrow Investment Advisors, LLC acts as the Fund’s sub-adviser (the “Sub-Adviser”) pursuant to a sub-advisory agreement with the Investment Adviser (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion the net advisory fees it receives from the Fund, at an annual rate of 0.08% of the Fund’s average daily net assets.

ALPS Fund Services, Inc. (“ALPS”), an affiliate of the Investment Adviser, is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Each Trustee who is not an officer or employee of the Investment Adviser, any subadviser or any of their affiliates (“Independent Trustees”) is paid a quarterly retainer of $3,500, $1,500 for each regularly scheduled Board meeting attended and $750 for each special meeting held outside of regularly scheduled meetings.

5. Purchases and Sales of Securities

For the period ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Purchases	Sales
$38,419,980	$37,377,561

For the period ended December 31, 2010, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$594,621,920	$0

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

6. Capital Share Transactions

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

7. Master Limited Partnerships

MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

8. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies and information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30th is available without charge, (1) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; (2) upon request, by calling 1-866-513-5856; and (3) on the Trust’s website located at http://www.alpsetfs.com.

PORTFOLIO HOLDINGS

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q will be available (1) on the SEC’s website at http://www.sec.gov; (2) by calling 1-866-513-5856; (3) on the Trust’s website located at http://www.alpsetfs.com; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington D.C. Information regarding the operation of the PRR may be obtained by calling 1-800-732-0330.

Independent Trustees

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 70	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	24	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (11 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).
Jeremy W. Deems, age 34	Trustee	Since March 2008	Mr. Deems is the Co- Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	24	Mr. Deems is a Trustee of Financial Investors Trust (11 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund.

*	The business address of each Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Independent Trustees (continued)

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Rick A. Pederson, age 58	Trustee	Since March 2008

President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Western Capital Partners (a prime lending company), 2000 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002 – 2008; Neenan Co. (an integrated real estate development, architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not-for-profit organization), 2004 – present.

				10	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Interested Trustee***

Name, Address and Age of Management Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, age 44	Trustee and President	Since March 2008

Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, FDI and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touché LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

				15	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.
****	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Officers

Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years

Melanie Zimdars, age 34	Chief Compliance Officer (“CCO”)	Since December 2009

Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. From 2001 until joining Wasatch in 2005, she was a Compliance Officer for U.S. Bancorp Fund Services, LLC. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc. and Liberty All-Star Equity Fund.

Kimberly R. Storms, age 38	Treasurer	Since March 2008

Ms. Storms is Director of Fund Administration and Senior Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund and Financial Investors Trust; and Assistant Secretary of Ameristock Mutual Fund, Inc.

William Parmentier, age 58	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Tané T. Tyler, age 45	Secretary	Since December 2008

Ms. Tyler is Senior Vice President, General Counsel and Secretary of ALPS. Ms. Tyler joined ALPS in 2004. She served as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund from December 2006-2008; Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

Monette R. Nickels, age 39	Tax Officer	Since December 2009

Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of Financial Investors Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and Financial Investors Variable Insurance Trust.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

At an in-person meeting held on August 3, 2010, the Board of Trustees of the Trust (the “Board”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated proposals to approve the Advisory Agreement between the Trust and the Investment Adviser with respect to the Funds. At the same in person meeting, the Board also evaluated the proposal to approve the Sub-Advisory Agreement among the Investment Adviser, the Trust and the Sub-Adviser with respect to the Funds. The Independent Trustees also met separately with their independent legal counsel to consider the Advisory and Sub-Advisory Agreements.

In evaluating the Advisory and Sub-Advisory Agreements, the Board considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Investment Adviser and Sub-Adviser with respect to the Funds under the Advisory and Sub-Advisory Agreements, (ii) costs to the Investment Adviser and Sub-Adviser of their respective services; and (iii) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee level in the Advisory and Sub-Advisory Agreements reflects these economies of scale.

The Board of Trustees, including a majority of the Independent Trustees, determined that approval of the Advisory and Sub-Advisory Agreements were in the best interests of the Funds. The Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory and Sub-Advisory Agreements for the Funds, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement and the Sub-Adviser under the Sub-Advisory agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory and the Sub- Advisory Agreements, the proposed investment parameters of the index for the Funds, financial information regarding the Investment Adviser, its parent company and the Sub-Adviser, information describing the Investment Adviser’s and Sub-Adviser’s current organizations and the background and experience of the persons who would be responsible for the day-to-day management of the Funds, the anticipated financial support of the Funds and the nature and quality of services provided to other exchange-traded (“ETFs”), open-end and closed-end funds by the Investment Adviser and nature and quality of services provided to investment products by the Sub-Adviser. Based upon their review, the Board concluded that the Investment Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Investment Adviser to the Funds are expected to be satisfactory. The Board also concluded that the Sub-Adviser was qualified to manage the Funds and that the services to be provided by the Sub-Adviser to the Funds are expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Adviser and Sub-Advisor, the Board considered the resources involved in managing the Funds as well as the fact that the Adviser agreed to pay all of the Funds’ expenses (except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds’ business) out of the unitary advisory fee. Based on its review, the Board concluded that the expected profitability of the Funds to the Adviser and the Sub-Adviser, respectively, were not unreasonable.

The Board also reviewed information provided by the Adviser showing the proposed advisory fee for the Alerian Fund as compared to those of a peer group of ETFs compiled using Lipper fee data as well as other comparative fee data. The Board noted the services to be provided by the Adviser for the annual advisory fee of the greater of $100,000 or 0.10% of the Alerian Fund’s average daily net assets. The Board also considered that the advisory fee was a unitary one and that, as set forth above, the Adviser had agreed to pay all of the Alerian Fund’s expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Alerian Fund’s business) out of the unitary fee. The Board considered that, taking into account the impact of the Alerian Fund’s unitary advisory fee, the Alerian Fund’s expense ratio was expected to be within range of the expense ratios of the peer group of ETFs provided by the Adviser and significantly below the expense ratio of other investment companies which invest primarily in MLPs. The Board considered the extent to which economies of scale would be realized as the Alerian Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Alerian Fund investors. Because the Alerian Fund is newly organized, the Board reviewed the Funds proposed unitary advisory fee and anticipated expenses and determined to review economies of scale in the future when the Alerian Fund had attracted assets.

The Board also considered other benefits that may be realized by the Adviser and/or the Sub-Adviser from their relationship with the Funds.

In voting to approve the Advisory and Sub-Advisory Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Advisory and Sub-Advisory Agreements are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

This report has been prepared for Alerian MLP ETF shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Distributors, Inc., distributor for the Alerian MLP ETF.

ALR000140 8/31/11

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b) Not applicable.

(c) During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal year ended December 31, 2010 and December 31, 2009, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $124,000 and $89,000, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal year ended December 31, 2010 and December 31, 2009, the aggregate fees billed for professional services rendered by the principal accountant for the verification of the Registrant’s securities and similar investments in accordance with Rule 17f-2 under the Investment Company Act of 1940 were $6,000 and $6,000, respectively.

(c)

Tax Fees: For the Registrant’s fiscal year ended December 31, 2010 and December 31, 2009, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $35,420 and $28,500, respectively. The fiscal year 2010 and 2009 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)

All Other Fees: For the Registrant’s fiscal year ended December 31, 2010 and December 31, 2009, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $1,500 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal year ended December 31, 2010 and December 31, 2009 of the Registrant were $231,920 and $201,500, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $36,920 and $28,500 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $195,000 and $173,000, respectively. The non-audit fees billed to AFS related to SAS 70 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22175, on March 6, 2009.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	March 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Carter
Thomas A. Carter
President (Principal Executive Officer)

Date:	March 8, 2011

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	March 8, 2011